UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2022

Date of reporting period: December 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.21

SEMI-ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED GROWTH FUND | 1

SEMI-ANNUAL REPORT

February 9, 2022

This report provides management’s discussion of fund performance for the AB Concentrated Growth Fund for the semi-annual reporting period ended December 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	6 Months	12 Months

AB CONCENTRATED GROWTH FUND

Class A Shares	12.26%	31.15%

Class C Shares	11.83%	30.17%

Advisor Class Shares[1]	12.39%	31.47%

Class R Shares[1]	12.02%	30.62%

Class K Shares[1]	12.26%	31.11%

Class I Shares[1]	12.37%	31.38%

Class Z Shares[1]	12.42%	31.51%

S&P 500 Index	11.67%	28.71%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2021.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For the six-month period, positive sector positioning drove outperformance, relative to the benchmark, while security selection modestly detracted. Underweights to communication services and financials contributed. Security selection within the consumer-discretionary and technology sectors detracted. For the 12-month period, positive security selection, particularly in health care and financials, drove outperformance. Sector positioning was also positive, benefiting from a lack of exposure to utilities and communication services, which lagged the market.

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For the six-month period, the top absolute contributors included Microsoft, Abbott Laboratories and Zoetis, while detractors included Stericycle, Amazon and Meta Platforms. For the 12-month period, the top contributors included Microsoft, IQVIA and Charles Schwab, while the top detractors included Stericycle, Amazon and Ulta Beauty.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US equities recorded positive returns during the six-month period ended December 31, 2021, supported by accommodative monetary policy and strong company earnings growth. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, US markets pulled back as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team remains focused on sustainably growing the underlying earnings power of the Fund and believes the Fund is well positioned for the current environment.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique

(continued on next page)

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attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the US Internal Revenue Code of 1986, as amended).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or consumer-discretionary sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	31.15%	25.57%

5 Years	22.38%	21.32%

Since Inception[1]	16.65%	16.01%

CLASS C SHARES

1 Year	30.17%	29.17%

5 Years	21.46%	21.46%

Since Inception[1]	15.78%	15.78%

ADVISOR CLASS SHARES[2]

1 Year	31.47%	31.47%

5 Years	22.68%	22.68%

10 Years	18.16%	18.16%

CLASS R SHARES[2]

1 Year	30.62%	30.62%

5 Years	22.01%	22.01%

Since Inception[1]	16.32%	16.32%

CLASS K SHARES[2]

1 Year	31.11%	31.11%

5 Years	22.34%	22.34%

Since Inception[1]	16.64%	16.64%

CLASS I SHARES[2]

1 Year	31.38%	31.38%

5 Years	22.67%	22.67%

Since Inception[1]	16.94%	16.94%

CLASS Z SHARES[2]

1 Year	31.51%	31.51%

5 Years	22.71%	22.71%

Since Inception[1]	16.96%	16.96%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.76%, 0.76%, 1.38%, 1.07%, 0.83% and 0.78% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 2/28/2014.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	25.57%

5 Years	21.32%

Since Inception[1]	16.01%

CLASS C SHARES

1 Year	29.17%

5 Years	21.46%

Since Inception[1]	15.78%

ADVISOR CLASS SHARES[2]

1 Year	31.47%

5 Years	22.68%

10 Years	18.16%

CLASS R SHARES[2]

1 Year	30.62%

5 Years	22.01%

Since Inception[1]	16.32%

CLASS K SHARES[2]

1 Year	31.11%

5 Years	22.34%

Since Inception[1]	16.64%

CLASS I SHARES[2]

1 Year	31.38%

5 Years	22.67%

Since Inception[1]	16.94%

CLASS Z SHARES[2]

1 Year	31.51%

5 Years	22.71%

Since Inception[1]	16.96%

1	Inception date: 2/28/2014.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,122.60	$5.30	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%

abfunds.com	AB CONCENTRATED GROWTH FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,118.30	$9.29	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class
Actual	$1,000	$1,123.90	$3.96	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
Class R
Actual	$1,000	$1,120.20	$7.48	1.40%
Hypothetical**	$1,000	$1,018.15	$7.12	1.40%
Class K
Actual	$1,000	$1,122.60	$5.35	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class I
Actual	$1,000	$1,123.70	$4.34	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%
Class Z
Actual	$1,000	$1,124.20	$3.80	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,548.8

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$147,865,778	9.5%

Mastercard, Inc. – Class A	135,704,384	8.8

Amazon.com, Inc.	117,685,530	7.6

Abbott Laboratories	114,309,591	7.4

NIKE, Inc. – Class B	98,610,306	6.4

Meta Platforms, Inc. – Class A	87,252,890	5.6

CDW Corp./DE	75,998,363	4.9

Zoetis, Inc.	75,667,114	4.9

TJX Cos., Inc. (The)	74,629,284	4.8

Amphenol Corp. – Class A	74,292,460	4.8

	$1,002,015,700	64.7%

1	All data are as of December 31, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

December 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Information Technology – 32.6%
Electronic Equipment, Instruments & Components – 9.7%
Amphenol Corp. – Class A	849,445	$74,292,460
CDW Corp./DE	371,122	75,998,363

		150,290,823

IT Services – 13.4%
Automatic Data Processing, Inc.	289,149	71,298,361
Mastercard, Inc. – Class A	377,670	135,704,384

		207,002,745

Software – 9.5%
Microsoft Corp.	439,658	147,865,778

		505,159,346

Consumer Discretionary – 23.6%
Auto Components – 4.8%
Aptiv PLC(a)	449,316	74,114,674

Internet & Direct Marketing Retail – 7.6%
Amazon.com, Inc.(a)	35,295	117,685,530

Specialty Retail – 4.8%
TJX Cos., Inc. (The)	982,999	74,629,284

Textiles, Apparel & Luxury Goods – 6.4%
NIKE, Inc. – Class B	591,650	98,610,306

		365,039,794

Health Care – 16.8%
Health Care Equipment & Supplies – 7.4%
Abbott Laboratories	812,204	114,309,591

Life Sciences Tools & Services – 4.5%
IQVIA Holdings, Inc.(a)	249,926	70,514,122

Pharmaceuticals – 4.9%
Zoetis, Inc.	310,073	75,667,114

		260,490,827

Communication Services – 5.6%
Interactive Media & Services – 5.6%
Meta Platforms, Inc. – Class A(a)	259,411	87,252,890

Industrials – 5.5%
Commercial Services & Supplies – 2.8%
Stericycle, Inc.(a)	728,908	43,472,073

Professional Services – 2.7%
Verisk Analytics, Inc. – Class A	183,125	41,886,181

		85,358,254

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 4.7%
Capital Markets – 4.7%
Charles Schwab Corp. (The)	867,670	$72,971,047

Real Estate – 4.5%
Equity Real Estate Investment Trusts (REITs) – 4.5%
American Tower Corp.	238,212	69,677,010

Consumer Staples – 3.5%
Beverages – 3.5%
Constellation Brands, Inc. – Class A	213,172	53,499,777

Materials – 2.2%
Chemicals – 2.2%
International Flavors & Fragrances, Inc.	231,615	34,892,800

Total Common Stocks (cost $1,030,225,958)		1,534,341,745

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(b)(c)(d) (cost $13,543,227)	13,543,227	13,543,227

Total Investments – 99.9% (cost $1,043,769,185)		1,547,884,972
Other assets less liabilities – 0.1%		932,286

Net Assets – 100.0%		$1,548,817,258

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,030,225,958)	$1,534,341,745
Affiliated issuers (cost $13,543,227)	13,543,227
Receivable for capital stock sold	2,636,587
Unaffiliated dividends receivable	972,422
Affiliated dividends receivable	105

Total assets	1,551,494,086

Liabilities
Payable for capital stock redeemed	1,508,080
Advisory fee payable	828,450
Custody and accounting fees payable	140,526
Distribution fee payable	42,412
Transfer Agent fee payable	36,891
Administrative fee payable	22,439
Accrued expenses and other liabilities	98,030

Total liabilities	2,676,828

Net Assets	$1,548,817,258

Composition of Net Assets
Capital stock, at par	$2,578
Additional paid-in capital	993,466,825
Distributable earnings	555,347,855

Net Assets	$1,548,817,258

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$77,130,119	1,309,377	$58.91	*

C	$31,811,522	581,784	$54.68

Advisor	$1,331,077,104	22,084,030	$60.27

R	$68,927	1,203.05	$57.29

K	$1,925,869	32,731	$58.84

I	$52,397	867.68	$60.39

Z	$106,751,320	1,767,737	$60.39

*	The maximum offering price per share for Class A shares was $61.52 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$5,466,985
Affiliated issuers	811	$5,467,796

Expenses
Advisory fee (see Note B)	4,751,485
Distribution fee—Class A	87,415
Distribution fee—Class C	162,131
Distribution fee—Class R	173
Distribution fee—Class K	2,295
Transfer agency—Class A	19,050
Transfer agency—Class C	8,787
Transfer agency—Advisor Class	338,845
Transfer agency—Class R	79
Transfer agency—Class K	735
Transfer agency—Class I	43
Transfer agency—Class Z	11,834
Custody and accounting	78,404
Registration fees	62,443
Administrative	47,218
Printing	27,325
Legal	21,102
Audit and tax	18,397
Directors’ fees	17,844
Miscellaneous	11,714

Total expenses	5,667,319
Less: expenses waived and reimbursed by the Adviser (see Note B)	(4,495)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(161)

Net expenses		5,662,663

Net investment loss		(194,867)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		96,413,016
Net change in unrealized appreciation/depreciation of investments		74,264,134

Net gain on investment transactions		170,677,150

Net Increase in Net Assets from Operations		$170,482,283

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(194,867)	$561,330
Net realized gain on investment transactions	96,413,016	109,552,725
Net change in unrealized appreciation/depreciation of investments	74,264,134	258,183,101

Net increase in net assets from operations	170,482,283	368,297,156
Distributions to Shareholders
Class A	(7,354,268)	(1,666,714)
Class C	(3,366,773)	(1,148,075)
Advisor Class	(127,714,704)	(30,486,932)
Class R	(6,676)	(1,771)
Class K	(185,132)	(43,851)
Class I	(5,225)	(761)
Class Z	(10,903,438)	(113,756)
Capital Stock Transactions
Net increase	170,588,615	253,578,895

Total increase	191,534,682	588,414,191
Net Assets
Beginning of period	1,357,282,576	768,868,385

End of period	$1,548,817,258	$1,357,282,576

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,534,341,745		$	– 0	–	$	– 0	–	$1,534,341,745
Short-Term Investments	13,543,227			– 0	–		– 0	–	13,543,227

Total Investments in Securities	1,547,884,972			– 0	–		– 0	–	1,547,884,972
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,547,884,972		$	– 0	–	$	– 0	–	$1,547,884,972

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

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NOTES TO FINANCIAL STATEMENTS (continued)

its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended December 31, 2021, there was no such waiver/reimbursement. The Expense Caps may not be terminated by the Adviser prior to October 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2021, the reimbursement for such services amounted to $47,218.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $111,373 for the six months ended December 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,556 from the sale of Class A shares and received $91 and $1,115 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

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NOTES TO FINANCIAL STATEMENTS (continued)

an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2021, such waiver amounted to $4,495.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2021 is as follows:

Fund	Market Value 6/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$19,954	$115,558	$121,969	$13,543	$1

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. As of November 1, 2021, with respect to Class R and Class K shares, payments to the Distributor are voluntarily being limited to .45% and .20% of the average daily net assets attributable to Class R and Class K shares. For the year ended December 31, 2021, such waivers amounted to $5 and $156, respectively. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $187,076, $0 and $0 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$218,925,110		$192,259,075
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$505,414,139
Gross unrealized depreciation	(1,298,352)

Net unrealized appreciation	$504,115,787

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class A
Shares sold	164,905	347,029	$9,950,611	$17,627,097

Shares issued in reinvestment of distributions	109,688	29,495	6,320,224	1,431,708

Shares converted from Class C	70,053	119,203	4,241,402	5,918,108

Shares redeemed	(117,210)	(315,873)	(7,102,305)	(15,528,997)

Net increase	227,436	179,854	$13,409,932	$9,447,916

Class C
Shares sold	50,651	73,473	$2,854,117	$3,484,121

Shares issued in reinvestment of distributions	52,516	20,575	2,810,124	941,520

Shares converted to Class A	(74,827)	(126,358)	(4,241,402)	(5,918,108)

Shares redeemed	(27,821)	(100,111)	(1,566,087)	(4,624,254)

Net increase (decrease)	519	(132,421)	$(143,248)	$(6,116,721)

Advisor Class
Shares sold	2,638,771	8,260,043	$161,823,721	$431,680,249

Shares issued in reinvestment of dividends and distributions	1,626,566	469,941	95,886,075	23,247,997

Shares redeemed	(1,584,183)	(5,816,794)	(97,316,598)	(307,620,382)

Net increase	2,681,154	2,913,190	$160,393,198	$147,307,864

Class R
Shares sold	124	387	$7,211	$19,535

Shares issued in reinvestment of distributions	100	22	5,578	1,043

Shares redeemed	(254)	(15)	(14,607)	(788)

Net increase (decrease)	(30)	394	$(1,818)	$19,790

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class K
Shares sold	1,159	16,367	$70,308	$808,665

Shares issued in reinvestment of distributions	3,217	889	185,132	43,123

Shares redeemed	(1,792)	(22,614)	(107,943)	(1,095,247)

Net increase (decrease)	2,584	(5,358)	$147,497	$(243,459)

Class I
Shares sold	1	1,074	$80	$57,215

Shares issued in reinvestment of dividends and distributions	39	1	2,304	25

Shares redeemed	(665)	(1)	(39,999)	(50)

Net increase (decrease)	(625)	1,074	$(37,615)	$57,190

Class Z
Shares sold	102,806	1,781,814	$6,286,766	$103,979,270

Shares issues in reinvestment of dividends and distributions	49,006	1,954	2,894,321	96,828

Shares redeemed	(197,964)	(17,124)	(12,360,418)	(969,783)

Net increase (decrease)	(46,152)	1,766,644	$(3,179,331)	$103,106,315

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or consumer discretionary sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also

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NOTES TO FINANCIAL STATEMENTS (continued)

remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2022 will be determined at the end of the current fiscal year. The tax

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NOTES TO FINANCIAL STATEMENTS (continued)

character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	2021			2020
Distributions paid from:
Ordinary income	$	– 0	–	$656,724
Net long-term capital gains		33,461,860		21,561,729

Total taxable distributions paid		$33,461,860		$22,218,453

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,207,886
Undistributed capital gains	101,387,269
Unrealized appreciation/(depreciation)	427,806,633	(a)

Total accumulated earnings/(deficit)	$534,401,788

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CONCENTRATED GROWTH FUND | 29

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 58.21	$ 41.70	$ 40.35	$ 35.44	$ 32.65	$ 26.04

Income From Investment Operations

Net investment loss(a)(b)	(.07)	(.08)	(.10)	(.12)	(.15)	(.08)

Net realized and unrealized gain on investment transactions	7.07	18.40	2.87	7.62	4.13	6.82

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	7.00	18.32	2.77	7.50	3.98	6.74

Less: Distributions

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$ 58.91	$ 58.21	$ 41.70	$ 40.35	$ 35.44	$ 32.65

Total Return

Total investment return based on net asset value(d)	12.26%	44.80%	6.84%	22.67%	12.39%	25.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$77,130	$62,979	$37,615	$28,661	$26,920	$26,579

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.99	%^	1.01%	1.12%	1.19%	1.21%	1.22%

Expenses, before waivers/reimbursements(e)‡	.99	%^	1.01%	1.15%	1.19%	1.21%	1.22%

Net investment loss(b)	(.24	)%^	(.15)%	(.24)%	(.32)%	(.45)%	(.27)%

Portfolio turnover rate	13%	26%	23%	30%	27%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 54.65	$ 39.53	$ 38.61	$ 34.27	$ 31.84	$ 25.58

Income From Investment Operations

Net investment loss(a)(b)	(.28)	(.43)	(.38)	(.38)	(.40)	(.29)

Net realized and unrealized gain on investment transactions	6.61	17.36	2.72	7.31	4.02	6.68

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	6.33	16.93	2.34	6.93	3.62	6.39

Less: Distributions

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$ 54.68	$ 54.65	$ 39.53	$ 38.61	$ 34.27	$ 31.84

Total Return

Total investment return based on net asset value(d)	11.83%	43.71%	6.01%	21.75%	11.56%	25.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,812	$31,765	$28,210	$22,320	$18,168	$18,727

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.74	%^	1.75%	1.87%	1.94%	1.96%	1.97%

Expenses, before waivers/reimbursements(e)‡	1.74	%^	1.76%	1.90%	1.94%	1.96%	1.97%

Net investment loss(b)	(1.00	)%^	(.91)%	(.99)%	(1.07)%	(1.20)%	(1.02)%

Portfolio turnover rate	13%	26%	23%	30%	27%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

abfunds.com	AB CONCENTRATED GROWTH FUND | 31

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 59.41	$ 42.42	$ 40.93	$ 35.83	$ 32.91	$ 26.18

Income From Investment Operations

Net investment income (loss)(a)(b)	– 0	–	.05	.01	(.03)	(.07)	(.01)

Net realized and unrealized gain on investment transactions	7.22	18.75	2.90	7.72	4.18	6.87

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	7.22	18.80	2.91	7.69	4.11	6.86

Less: Distributions

Dividends from net investment income	(.06)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Total dividends and distributions	(6.36)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$ 60.27	$ 59.41	$ 42.42	$ 40.93	$ 35.83	$ 32.91

Total Return

Total investment return based on net asset value(d)	12.39%	45.17%	7.09%	22.97%	12.69%	26.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,331,077	$1,152,671	$699,504	$537,484	$369,006	$298,099

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.74	%^	.76%	.87%	.94%	.96%	.96%

Expenses, before waivers/reimbursements(e)‡	.74	%^	.76%	.90%	.94%	.96%	.97%

Net investment income (loss)(b)	.01	%^	.10%	.02%	(.07)%	(.21)%	(.03)%

Portfolio turnover rate	13%	26%	23%	30%	27%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 56.89	$ 40.93	$ 39.76	$ 35.04	$ 32.37	$ 25.88

Income From Investment Operations

Net investment loss(a)(b)	(.19)	(.26)	(.21)	(.21)	(.24)	(.15)

Net realized and unrealized gain on investment transactions	6.89	18.03	2.80	7.52	4.10	6.77

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	6.70	17.77	2.59	7.31	3.86	6.62

Less: Distributions

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$ 57.29	$ 56.89	$ 40.93	$ 39.76	$ 35.04	$ 32.37

Total Return

Total investment return based on net asset value(d)	12.02%	44.28%	6.48%	22.38%	12.12%	25.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$69	$70	$34	$16	$14	$13

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.40	%^	1.38%	1.42%	1.44%	1.45%	1.46%

Expenses, before waivers/reimbursements(e)‡	1.41	%^	1.38%	1.45%	1.44%	1.45%	1.47%

Net investment loss(b)	(.65	)%^	(.52)%	(.54)%	(.57)%	(.70)%	(.53)%

Portfolio turnover rate	13%	26%	23%	30%	27%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 58.15	$ 41.69	$ 40.36	$ 35.45	$ 32.66	$ 26.04

Income From Investment Operations

Net investment loss(a)(b)	(.08)	(.11)	(.11)	(.12)	(.16)	(.09)

Net realized and unrealized gain on investment transactions	7.07	18.38	2.86	7.62	4.14	6.84

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	6.99	18.27	2.75	7.50	3.98	6.75

Less: Distributions

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$ 58.84	$ 58.15	$ 41.69	$ 40.36	$ 35.45	$ 32.66

Total Return

Total investment return based on net asset value(d)	12.26%	44.69%	6.78%	22.67%	12.38%	25.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,926	$1,753	$1,480	$741	$558	$398

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00	%^	1.07%	1.15%	1.19%	1.21%	1.21%

Expenses, before waivers/reimbursements(e)‡	1.02	%^	1.07%	1.18%	1.20%	1.22%	1.22%

Net investment loss(b)	(.25	)%^	(.22)%	(.27)%	(.32)%	(.46)%	(.31)%

Portfolio turnover rate	13%	26%	23%	30%	27%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 59.48	$ 42.50	$ 41.00	$ 35.88	$ 32.95	$ 26.21

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.02	.01	(.03)	(.07)	.00	(c)

Net realized and unrealized gain on investment transactions	7.23	18.77	2.91	7.74	4.19	6.87

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	7.21	18.79	2.92	7.71	4.12	6.87

Less: Dividends and Distributions

Dividends from net investment income	(.00	)(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Total dividends and distributions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$ 60.39	$ 59.48	$ 42.50	$ 41.00	$ 35.88	$ 32.95

Total Return

Total investment return based on net asset value(d)	12.37%	45.06%	7.10%	22.99%	12.71%	26.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$52	$89	$18	$17	$21	$13

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.81	%^	.83%	.86%	.91%	.95%	.95%

Expenses, before waivers/reimbursements(e)‡	.81	%^	.83%	.88%	.92%	.96%	.96%

Net investment income (loss)(b)	(.07	)%^	.03%	.03%	(.09)%	(.21)%	.01%

Portfolio turnover rate	13%	26%	23%	30%	27%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

abfunds.com	AB CONCENTRATED GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 59.52	$ 42.49	$ 40.98	$ 35.86	$ 32.93	$ 26.19

Income From Investment Operations

Net investment income (loss)(a)(b)	.01	.10	.02	(.01)	(.05)	.00	(c)

Net realized and unrealized gain on investment transactions	7.24	18.74	2.91	7.72	4.17	6.87

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	7.25	18.84	2.93	7.71	4.12	6.87

Less: Distributions

Dividends from net investment income	(.08)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.30)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Total dividends and distributions	(6.38)	(1.81)	(1.42)	(2.59)	(1.19)	(.13)

Net asset value, end of period	$ 60.39	$ 59.52	$ 42.49	$ 40.98	$ 35.86	$ 32.93

Total Return

Total investment return based on net asset value(d)	12.42%	45.19%	7.13%	23.01%	12.72%	26.29%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$106,751	$107,956	$2,007	$990	$812	$64,060

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.71	%^	.78%	.84%	.91%	.91%	.93%

Expenses, before waivers/reimbursements(e)‡	.71	%^	.78%	.87%	.92%	.92%	.94%

Net investment income (loss)(b)	.03	%^	.18%	.04%	(.03)%	(.13)%	0%

Portfolio turnover rate	13%	26%	23%	30%	27%	29%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .01% and .01%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 37

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

James T. Tierney(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. James T. Tierney. Mr. Tierney has the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB CONCENTRATED GROWTH FUND | 39

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB CONCENTRATED GROWTH FUND | 41

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB CONCENTRATED GROWTH FUND | 43

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

44 | AB CONCENTRATED GROWTH FUND	abfunds.com

in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s most recent semi-annual period (and reflected the Fund’s advisory fee rate reduction effective March 2, 2020 for the entire fiscal year). The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONCENTRATED GROWTH FUND | 45

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

46 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES

abfunds.com	AB CONCENTRATED GROWTH FUND | 47

NOTES

48 | AB CONCENTRATED GROWTH FUND	abfunds.com

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CG-0152-1221

DEC    12.31.21

SEMI-ANNUAL REPORT

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated International Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2022

This report provides management’s discussion of fund performance for the AB Concentrated International Growth Portfolio for the semi-annual reporting period ended December 31, 2021.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	6 Months	12 Months

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Class A Shares	-3.93%	3.13%

Class C Shares	-4.35%	2.37%

Advisor Class Shares[1]	-3.83%	3.39%

MSCI EAFE Index (net)	2.24%	11.26%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2021.

All share classes underperformed the benchmark for both periods, before sales charges. In both periods, security selection accounted for the majority of underperformance, relative to the benchmark, predominantly by exposure to China. Security selection within the consumer-discretionary and technology sectors detracted most, while selection in materials and communication services contributed. Sector positioning was positive, aided most by an overweight to technology and lack of exposure to real estate.

For the six-month period, the top absolute detractors from performance were Alibaba Group, Worldline and TeamViewer, while top contributors included Capgemini, Sika Group and ASML. For the 12-month period, top detractors included TeamViewer, Alibaba and Alstom, while top contributors included ASML, Capgemini and Ashtead.

During both periods, the Fund utilized derivatives in the form of currency forwards for hedging purposes (to reduce volatility), which detracted from absolute returns.

2 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

International equities recorded positive returns while emerging markets declined during the six-month period ended December 31, 2021. International markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (“the Team”) continues to focus the Fund primarily on companies with very stable earnings profiles. The Team wishes to not get caught up by moving the Fund too far in one direction or another, believing that it can generate a solid return from a positive and less volatile earnings mix.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser employs an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative

(continued on next page)

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 3

attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund invests in a relatively small number of individual stocks, generally 25 to 35 companies. The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

4 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

6 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.13%	-1.22%

5 Years	14.24%	13.26%

Since Inception[1]	8.09%	7.40%

CLASS C SHARES

1 Year	2.37%	1.37%

5 Years	13.40%	13.40%

Since Inception[1]	7.29%	7.29%

ADVISOR CLASS SHARES[2]

1 Year	3.39%	3.39%

5 Years	14.52%	14.52%

Since Inception[1]	8.35%	8.35%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.93% and 0.93% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.15%, 1.90% and 0.90% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2022, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/15/2015.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.22%

5 Years	13.26%

Since Inception[1]	7.40%

CLASS C SHARES

1 Year	1.37%

5 Years	13.40%

Since Inception[1]	7.29%

ADVISOR CLASS SHARES[2]

1 Year	3.39%

5 Years	14.52%

Since Inception[1]	8.35%

1	Inception date: 4/15/2015.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$960.70	$5.49	1.11%
Hypothetical**	$1,000	$1,019.61	$5.65	1.11%
Class C
Actual	$1,000	$956.50	$9.17	1.86%
Hypothetical**	$1,000	$1,015.83	$9.45	1.86%
Advisor Class
Actual	$1,000	$961.70	$4.25	0.86%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $526.7

1

All data are as of December 31, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Capgemini SE	$25,133,247	4.8%

Sika AG	23,217,623	4.4

ASML Holding NV	22,100,137	4.2

Ashtead Group PLC	21,753,993	4.2

Nidec Corp.	20,772,479	4.0

SAP SE	19,477,362	3.7

St. James’s Place PLC	19,098,796	3.6

Cellnex Telecom SA	18,907,336	3.6

Lonza Group AG	18,308,609	3.5

Partners Group Holding AG	17,959,156	3.2

	$206,728,738	39.2%

1	Long-term investments.

12 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Industrials – 23.3%
Electrical Equipment – 4.0%
Nidec Corp.	175,600	$20,772,479

Machinery – 9.6%
Alstom SA	304,273	10,804,868
FANUC Corp.	65,400	13,901,548
KION Group AG	143,229	15,644,284
Techtronic Industries Co., Ltd.	517,500	10,316,309

		50,667,009

Professional Services – 5.6%
Recruit Holdings Co., Ltd.	294,500	17,922,000
Teleperformance	26,220	11,722,332

		29,644,332

Trading Companies & Distributors – 4.1%
Ashtead Group PLC	269,852	21,753,993

		122,837,813

Information Technology – 21.4%
Electronic Equipment, Instruments & Components – 6.2%
Keyence Corp.	23,500	14,775,815
Murata Manufacturing Co., Ltd.	224,600	17,914,649

		32,690,464

IT Services – 7.3%
Capgemini SE	102,551	25,133,247
Worldline SA/France(a)(b)	235,850	13,127,448

		38,260,695

Semiconductors & Semiconductor Equipment – 4.2%
ASML Holding NV	27,590	22,100,137

Software – 3.7%
SAP SE	138,393	19,477,362

		112,528,658

Financials – 14.1%
Banks – 2.1%
HDFC Bank Ltd. (ADR)	172,948	11,253,726

Capital Markets – 9.7%
London Stock Exchange Group PLC	146,290	13,761,519
Partners Group Holding AG	10,879	17,959,156
St. James’s Place PLC	835,752	19,098,796

		50,819,471

Insurance – 2.3%
AIA Group Ltd.	1,225,000	12,363,730

		74,436,927

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 12.8%
Hotels, Restaurants & Leisure – 4.1%
Compass Group PLC(b)	497,720	$11,205,511
Yum China Holdings, Inc.	208,011	10,367,268

		21,572,779

Internet & Direct Marketing Retail – 3.4%
Alibaba Group Holding Ltd. (ADR)(b)	69,509	8,256,974
Prosus NV(b)(c)	119,143	9,868,019

		18,124,993

Textiles, Apparel & Luxury Goods – 5.3%
adidas AG	44,915	12,933,061
LVMH Moet Hennessy Louis Vuitton SE	17,772	14,687,378

		27,620,439

		67,318,211

Consumer Staples – 9.2%
Beverages – 2.1%
Pernod Ricard SA	46,170	11,107,469

Food Products – 5.7%
Kerry Group PLC – Class A	101,034	13,034,969
Nestle SA	121,522	16,966,572

		30,001,541

Personal Products – 1.4%
Kose Corp.	65,300	7,407,761

		48,516,771

Health Care – 8.2%
Biotechnology – 2.8%
Genmab A/S(b)	37,891	15,124,306

Health Care Equipment & Supplies – 1.9%
Koninklijke Philips NV	266,480	9,862,852

Life Sciences Tools & Services – 3.5%
Lonza Group AG	21,990	18,308,609

		43,295,767

Materials – 4.4%
Chemicals – 4.4%
Sika AG	55,863	23,217,623

Communication Services – 3.6%
Diversified Telecommunication Services – 3.6%
Cellnex Telecom SA(a)(b)(c)	326,396	18,907,336

Total Common Stocks (cost $442,847,306)		511,059,106

14 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $16,976,474)	16,976,474	$16,976,474

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $459,823,780)		528,035,580

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.9%
Investment Companies – 2.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $15,042,556)	15,042,556	15,042,556

Total Investments – 103.1% (cost $474,866,336)		543,078,136
Other assets less liabilities – (3.1)%		(16,361,057)

Net Assets – 100.0%		$526,717,079

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,200	CHF	2,026	01/13/2022	$23,954
Bank of America, NA	GBP	3,726	USD	5,044	01/14/2022	784
Bank of America, NA	GBP	8,534	USD	11,388	01/14/2022	(162,624)
Bank of America, NA	USD	1,692	GBP	1,271	01/14/2022	27,879
Bank of America, NA	JPY	232,275	USD	2,060	02/09/2022	40,422
Bank of America, NA	USD	5,303	JPY	598,096	02/09/2022	(101,927)
Bank of America, NA	USD	1,363	HKD	10,628	02/10/2022	577
Barclays Bank PLC	USD	4,675	JPY	536,619	02/09/2022	(8,618)
BNP Paribas SA	CHF	11,935	USD	13,011	01/13/2022	(90,152)
BNP Paribas SA	HKD	149,400	USD	19,186	02/10/2022	24,832
Citibank, NA	USD	21,557	JPY	2,453,877	02/09/2022	(218,926)
Citibank, NA	EUR	8,884	USD	10,123	02/10/2022	1,261
Citibank, NA	USD	1,887	EUR	1,673	02/10/2022	18,893
Goldman Sachs Bank USA	INR	389,537	USD	5,227	01/07/2022	(6,650)
Goldman Sachs Bank USA	CHF	4,338	USD	4,711	01/13/2022	(50,346)
Goldman Sachs Bank USA	GBP	1,208	USD	1,611	01/14/2022	(23,747)
Goldman Sachs Bank USA	EUR	7,597	USD	8,777	02/10/2022	121,395
Goldman Sachs Bank USA	USD	1,408	EUR	1,246	02/10/2022	11,151
HSBC Bank USA	USD	38,813	AUD	52,528	02/08/2022	(592,120)
HSBC Bank USA	EUR	2,275	USD	2,580	02/10/2022	(11,593)
HSBC Bank USA	USD	1,768	EUR	1,568	02/10/2022	18,520

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	10,436	SEK	89,616	01/20/2022	$(517,508)
State Street Bank & Trust Co.	CHF	1,935	USD	2,113	01/13/2022	(10,912)
State Street Bank & Trust Co.	USD	1,654	CHF	1,519	01/13/2022	13,719
State Street Bank & Trust Co.	USD	1,446	SEK	13,089	01/20/2022	3,024
State Street Bank & Trust Co.	USD	2,052	AUD	2,827	02/08/2022	5,024
State Street Bank & Trust Co.	JPY	245,281	USD	2,136	02/09/2022	3,495
State Street Bank & Trust Co.	EUR	16,141	USD	18,662	02/10/2022	271,379
State Street Bank & Trust Co.	HKD	32,229	USD	4,138	02/10/2022	4,674
State Street Bank & Trust Co.	USD	3,882	EUR	3,342	02/10/2022	(74,051)
UBS AG	USD	1,677	GBP	1,248	01/14/2022	11,749
UBS AG	USD	18,782	GBP	13,844	01/14/2022	(44,275)
UBS AG	USD	10,097	SEK	88,101	01/20/2022	(345,832)
UBS AG	USD	6,610	EUR	5,749	02/10/2022	(59,487)
UBS AG	CNH	151,095	USD	23,563	02/17/2022	(120,533)

						$(1,836,569)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $32,034,784 or 6.1% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $442,847,306)	$511,059,106
Affiliated issuers (cost $32,019,030—including investment of cash collateral for securities loaned of $15,042,556)	32,019,030
Foreign currencies, at value (cost $110,157)	110,968
Receivable for capital stock sold	1,381,529
Unrealized appreciation on forward currency exchange contracts	602,732
Unaffiliated dividends receivable	388,866
Affiliated dividends receivable	136

Total assets	545,562,367

Liabilities
Payable for collateral received on securities loaned	15,042,556
Unrealized depreciation on forward currency exchange contracts	2,439,301
Payable for capital stock redeemed	822,687
Advisory fee payable	324,936
Administrative fee payable	22,686
Transfer Agent fee payable	4,215
Distribution fee payable	3,730
Accrued expenses	185,177

Total liabilities	18,845,288

Net Assets	$526,717,079

Composition of Net Assets
Capital stock, at par	$3,609
Additional paid-in capital	459,833,870
Distributable earnings	66,879,600

Net Assets	$526,717,079

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,663,201	737,523	$14.46	*

C	$1,731,549	124,921	$13.86

Advisor	$514,322,329	35,225,561	$14.60

(a)	Includes securities on loan with a value of $14,374,317 (see Note E).

*	The maximum offering price per share for Class A shares was $15.10 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 17

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $108,317)	$1,275,234
Affiliated issuers	1,041
Securities lending income	23,708	$1,299,983

Expenses
Advisory fee (see Note B)	1,947,656
Distribution fee—Class A	13,231
Distribution fee—Class C	9,283
Transfer agency—Class A	1,396
Transfer agency—Class C	290
Transfer agency—Advisor Class	66,961
Custody and accounting	67,282
Administrative	49,045
Registration fees	32,602
Audit and tax	19,155
Legal	18,155
Printing	14,145
Directors’ fees	12,298
Miscellaneous	9,737

Total expenses	2,261,236
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,784)

Net expenses		2,255,452

Net investment loss		(955,469)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,004,232
Forward currency exchange contracts		(2,540,669)
Foreign currency transactions		(228,064)
Net change in unrealized appreciation/depreciation of:
Investments		(18,492,390)
Forward currency exchange contracts		(606,406)
Foreign currency denominated assets and liabilities		2,566

Net loss on investment and foreign currency transactions		(19,860,731)

Net Decrease in Net Assets from Operations		$(20,816,200)

See notes to financial statements.

18 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(955,469)	$1,012,061
Net realized gain (loss) on investment transactions and foreign currency	(764,501)	13,145,766
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(19,096,230)	66,274,646

Net increase (decrease) in net assets from operations	(20,816,200)	80,432,473
Distributions to Shareholders
Class A	(193,993)	(89,972)
Class C	(33,729)	(23,763)
Advisor Class	(9,062,326)	(4,224,338)
Capital Stock Transactions
Net increase	64,212,118	254,097,150

Total increase	34,105,870	330,191,550
Net Assets
Beginning of period	492,611,209	162,419,659

End of period	$526,717,079	$492,611,209

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

20 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

22 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$	– 0	–	$122,837,813		$	– 0	–	$122,837,813
Information Technology		– 0	–	112,528,658			– 0	–	112,528,658
Financials		11,253,726		63,183,201			– 0	–	74,436,927
Consumer Discretionary		18,624,242		48,693,969			– 0	–	67,318,211
Consumer Staples		– 0	–	48,516,771			– 0	–	48,516,771
Health Care		– 0	–	43,295,767			– 0	–	43,295,767
Materials		– 0	–	23,217,623			– 0	–	23,217,623
Communication Services		– 0	–	18,907,336			– 0	–	18,907,336
Short-Term Investments		16,976,474		– 0	–		– 0	–	16,976,474
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		15,042,556		– 0	–		– 0	–	15,042,556

Total Investments in Securities		61,896,998		481,181,138	(a)		– 0	–	543,078,136

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$	– 0	–	$602,732	$	– 0	–	$602,732
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(2,439,301)		– 0	–	(2,439,301)

Total		$61,896,998		$479,344,569	$	– 0	–	$541,241,567

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

24 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average

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NOTES TO FINANCIAL STATEMENTS (continued)

daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and 0.90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. The Expense Caps may not be terminated by the Adviser before October 31, 2022. For the six months ended December 31, 2021, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2021, the reimbursement for such services amounted to $49,045.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $29,218 for the six months ended December 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $81 from the sale of Class A shares and received $12 and $910 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2021, such waiver amounted to $5,782.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2021 is as follows:

Fund	Market Value 6/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$12,685		$87,472	$83,181	$16,976	$1
Government Money Market Portfolio*	– 0	–	46,176	31,133	15,043	1

Total					$32,019	$2

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$96,181,132		$48,626,831
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$107,558,554
Gross unrealized depreciation	(41,183,323)

Net unrealized appreciation	$66,375,231

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended December 31, 2021, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended December 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$602,732	Unrealized depreciation on forward currency exchange contracts	$2,439,301

Total		$602,732		$2,439,301

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(2,540,669)	$(606,406)

Total		$(2,540,669)	$(606,406)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$127,415,859
Average principal amount of sale contracts	$117,178,689

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$93,616	$(93,616)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	24,832	(24,832)		– 0	–		– 0	–		– 0	–
Citibank, NA	20,154	(20,154)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	132,546	(80,743)		– 0	–		– 0	–		51,803
HSBC Bank USA	18,520	(18,520)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	301,315	(84,963)		– 0	–		– 0	–		216,352
UBS AG	11,749	(11,749)		– 0	–		– 0	–		– 0	–

Total	$602,732	$(334,577)	$	– 0	–	$	– 0	–		$268,155	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$264,551	$(93,616)		$	– 0	–	$	– 0	–	$170,935
Barclays Bank PLC	8,618	– 0	–		– 0	–		– 0	–	8,618
BNP Paribas SA	90,152	(24,832)			– 0	–		– 0	–	65,320
Citibank, NA	218,926	(20,154)			– 0	–		– 0	–	198,772
Goldman Sachs Bank USA	80,743	(80,743)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	603,713	(18,520)			– 0	–		– 0	–	585,193
Natwest Markets PLC	517,508	– 0	–		– 0	–		– 0	–	517,508
State Street Bank & Trust Co.	84,963	(84,963)			– 0	–		– 0	–	– 0	–
UBS AG	570,127	(11,749)			– 0	–		– 0	–	558,378

Total	$2,439,301	$(334,577)		$	– 0	–	$	– 0	–	$2,104,724	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*		Income from Borrowers	Government Money Market Portfolio
					Income Earned	Advisory Fee Waived
$14,374,317	$15,042,556	$	– 0 –	$23,199	$509	$2

*	As of December 31, 2021.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class A
Shares sold	108,136	559,442	$1,619,349	$7,757,064

Shares issued in reinvestment of distributions	11,893	6,363	170,552	87,175

Shares converted from Class C	130	232	1,981	3,546

Shares redeemed	(53,360)	(43,592)	(807,847)	(620,014)

Net increase	66,799	522,445	$984,035	$7,227,771

Class C
Shares sold	8,752	113,773	$128,078	$1,521,812

Shares issued in reinvestment of distributions	2,194	1,665	30,175	22,060

Shares converted to Class A	(136)	(241)	(1,981)	(3,546)

Shares redeemed	(15,189)	(23,519)	(225,206)	(331,635)

Net increase (decrease)	(4,379)	91,678	$(68,934)	$1,208,691

Advisor Class
Shares sold	6,456,369	20,884,203	$97,865,793	$295,820,942

Shares issued in reinvestment of distributions	503,631	229,056	7,292,563	3,160,973

Shares redeemed	(2,805,477)	(3,710,652)	(41,861,339)	(53,321,227)

Net increase	4,154,523	17,402,607	$63,297,017	$245,660,688

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to

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NOTES TO FINANCIAL STATEMENTS (continued)

phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$174,089	$120,160
Net long-term capital gains	4,163,984	816,179

Total taxable distributions paid	$4,338,073	$936,339

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,000,960
Undistributed capital gains	6,600,275
Other losses	(297,062	)(a)
Unrealized appreciation/(depreciation)	86,681,675	(b)

Total accumulated earnings/(deficit)	$96,985,848

(a)	As of June 30, 2021, the Fund had a qualified late-year ordinary loss deferral of $297,062.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 15.33	$ 11.66	$ 11.02	$ 11.54	$ 10.50	$ 8.46

Income From Investment Operations

Net investment income (loss)(a)(b)	(.05)	.02	.01	.02	.08	.05

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(.55)	3.86	.74	.15	1.32	2.04

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.60)	3.88	.75	.17	1.40	2.09

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.08)	(.05)

Distributions from net realized gain on investment transactions	(.27)	(.21)	(.11)	(.69)	(.28)	– 0	–

Total dividends and distributions	(.27)	(.21)	(.11)	(.69)	(.36)	(.05)

Net asset value, end of period	$ 14.46	$ 15.33	$ 11.66	$ 11.02	$ 11.54	$ 10.50

Total Return

Total investment return based on net asset value(d)(e)	(3.93)%	33.53%	6.75%	2.72%	13.43%	24.83%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,663	$10,284	$1,729	$498	$286	$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.11	%^	1.15%	1.22%	1.29%	1.29%	1.29%

Expenses, before waivers/reimbursements(f)‡	1.11	%^	1.17%	1.47%	1.85%	2.08%	8.96%

Net investment income (loss)(b)	(.61	)%^	.14%	.12%	.23%	.67%	.54%

Portfolio turnover rate	10%	25%	30%	34%	34%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.77	$ 11.32	$ 10.78	$ 11.38	$ 10.39	$ 8.39

Income From Investment Operations

Net investment income (loss)(a)(b)	(.10)	(.09)	(.08)	(.02)	.00	(c)	(.02)

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(.54)	3.75	.73	.11	1.30	2.02

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.64)	3.66	.65	.09	1.30	2.00

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Distributions from net realized gain on investment transactions	(.27)	(.21)	(.11)	(.69)	(.28)	– 0	–

Total dividends and distributions	(.27)	(.21)	(.11)	(.69)	(.31)	– 0	–

Net asset value, end of period	$ 13.86	$ 14.77	$ 11.32	$ 10.78	$ 11.38	$ 10.39

Total Return

Total investment return based on net asset value(d)(e)	(4.35)%	32.59%	5.97%	2.00%	12.57%	23.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,732	$1,909	$426	$291	$172	$28

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.86	%^	1.90%	1.99%	2.04%	2.04%	2.04%

Expenses, before waivers/reimbursements(f)‡	1.87	%^	1.93%	2.27%	2.59%	2.89%	9.39%

Net investment income (loss)(b)	(1.36	)%^	(.66)%	(.79)%	(.17)%	.02%	(.20)%

Portfolio turnover rate	10%	25%	30%	34%	34%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 41.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 15.46	$ 11.73	$ 11.06	$ 11.57	$ 10.51	$ 8.47

Income From Investment Operations

Net investment income (loss)(a)(b)	(.03)	.05	.04	.06	.06	.20

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(.56)	3.89	.75	.13	1.37	1.91

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.59)	3.94	.79	.19	1.43	2.11

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.01)	(.01)	(.09)	(.07)

Distributions from net realized gain on investment transactions	(.27)	(.21)	(.11)	(.69)	(.28)	– 0	–

Total dividends and distributions	(.27)	(.21)	(.12)	(.70)	(.37)	(.07)

Net asset value, end of period	$ 14.60	$ 15.46	$ 11.73	$ 11.06	$ 11.57	$ 10.51

Total Return

Total investment return based on net asset value(d)(e)	(3.83)%	33.84%	7.11%	3.01%	13.61%	25.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$514,322	$480,418	$160,265	$67,054	$45,424	$32,602

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.86	%^	.90%	.98%	1.04%	1.04%	1.04%

Expenses, before waivers/reimbursements(f)‡	.86	%^	.93%	1.23%	1.59%	1.80%	3.75%

Net investment income (loss)(b)	(.36	)%^	.32%	.37%	.54%	.53%	2.04%

Portfolio turnover rate	10%	25%	30%	34%	34%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 41.

40 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2020 by .01%.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017 such waiver amounted to .01%, .01%, .01% and .01% respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 41

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Debasashi (Dev) Chakrabarti(2), Vice President Mark Phelps(2)*, Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Concentrated International Growth Investment Team. Messrs. Phelps and Chakrabarti are the persons with the most significant responsibility for day-to-day management of the Fund’s portfolio.

*	Mr. Phelps is expected to retire from the Adviser effective December 31, 2022.

42 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 43

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 45

as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

46 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provide (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 47

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s most recent semi-annual period (and reflected the Fund’s advisory fee rate reduction effective March 2, 2020 for the entire period). The directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

50 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 51

NOTES

52 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIG-0152-1221

DEC    12.31.21

SEMI-ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Core Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 7, 2022

This report provides management’s discussion of fund performance for the AB Global Core Equity Portfolio for the semi-annual reporting period ended December 31, 2021.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	6 Months	12 Months

AB GLOBAL CORE EQUITY PORTFOLIO

Class A Shares	2.40%	17.84%

Class C Shares	2.01%	16.96%

Advisor Class Shares[1]	2.52%	18.14%

MSCI ACWI (net)	5.55%	18.54%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended December 31, 2021.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, overall stock selection detracted from performance, relative to the benchmark. Selection within the consumer-discretionary and technology sectors detracted most, while selection in communication services and real estate contributed. Sector selection was also negative. Overweights to communication services and consumer discretionary detracted, while an overweight to financials and an underweight to materials contributed. Country positioning (a result of bottom-up security analysis combined with fundamental research) detracted from performance; an overweight to South Korea detracted most, while an overweight to the Netherlands contributed.

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For the 12-month period, overall sector selection detracted, as an overweight to communication services and an underweight to energy offset gains from an overweight to financials and an underweight to consumer staples. Stock selection contributed, particularly selection within communication services and financials, while selection in consumer discretionary and technology detracted. Overall country positioning was positive; an overweight to the Netherlands contributed, while an overweight to Macau detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns while emerging markets declined during the six-month period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team continues to invest in firms that are attractively valued in a core portfolio setup, and to minimize unintended factor risks.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser seeks companies that are attrac-

(continued on next page)

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 3

tively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser considers include strong business fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund, the Adviser does not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies frequently include companies located in emerging markets, and at times emerging-market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

4 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund,

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	17.84%	12.83%

5 Years	14.39%	13.39%

Since Inception[1]	10.60%	9.94%

CLASS C SHARES

1 Year	16.96%	15.96%

5 Years	13.53%	13.53%

Since Inception[1]	9.76%	9.76%

ADVISOR CLASS SHARES[2]

1 Year	18.14%	18.14%

5 Years	14.68%	14.68%

Since Inception[1]	10.86%	10.86%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.06%, 1.81% and 0.81% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 11/12/2014.

2

Please note that this share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	12.83%

5 Years	13.39%

Since Inception[1]	9.94%

CLASS C SHARES

1 Year	15.96%

5 Years	13.53%

Since Inception[1]	9.76%

ADVISOR CLASS SHARES[2]

1 Year	18.14%

5 Years	14.68%

Since Inception[1]	10.86%

1	Inception date: 11/12/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.00	$5.25	1.03%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,020.10	$9.06	1.78%
Hypothetical**	$1,000	$1,016.23	$9.05	1.78%
Advisor Class
Actual	$1,000	$1,025.20	$3.98	0.78%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,863.0

1

All data are as of December 31, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.7% or less in the following: Belgium, Denmark and Finland.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$162,198,728	5.7%

Anthem, Inc.	125,125,670	4.4

Meta Platforms, Inc. – Class A	115,889,056	4.0

Otis Worldwide Corp.	102,727,102	3.6

Coca-Cola Co., (The)	101,284,389	3.5

Alphabet, Inc. – Class C	100,254,213	3.5

Samsung Electronics Co., Ltd.	96,594,024	3.4

Cognizant Technology Solutions Corp. – Class A	90,388,735	3.1

Visa, Inc. – Class A	76,265,233	2.7

Prosus NV	74,282,486	2.6

	$1,045,009,636	36.5%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 23.8%
Electronic Equipment, Instruments & Components – 0.6%
IPG Photonics Corp.(a)	96,970	$16,692,416

IT Services – 7.7%
Akamai Technologies, Inc.(a)	323,504	37,862,908
Cognizant Technology Solutions Corp. – Class A	1,018,809	90,388,735
PayPal Holdings, Inc.(a)	88,140	16,621,441
Visa, Inc. – Class A	351,923	76,265,233

		221,138,317

Semiconductors & Semiconductor Equipment – 2.4%
Applied Materials, Inc.	438,409	68,988,040

Software – 9.7%
Microsoft Corp.	482,275	162,198,728
SAP SE	493,267	69,422,175
VMware, Inc. – Class A	408,557	47,343,585

		278,964,488

Technology Hardware, Storage & Peripherals – 3.4%
Samsung Electronics Co., Ltd.	1,470,789	96,594,024

		682,377,285

Health Care – 15.8%
Health Care Equipment & Supplies – 3.4%
Koninklijke Philips NV	1,231,310	45,572,786
Medtronic PLC	505,077	52,250,216

		97,823,002

Health Care Providers & Services – 4.9%
Anthem, Inc.	269,935	125,125,670
Henry Schein, Inc.(a)	192,315	14,910,182

		140,035,852

Life Sciences Tools & Services – 1.6%
Thermo Fisher Scientific, Inc.	69,082	46,094,274

Pharmaceuticals – 5.9%
AstraZeneca PLC (Sponsored ADR)	494,794	28,821,750
Roche Holding AG	160,028	66,389,417
Sanofi	722,157	72,464,142

		167,675,309

		451,628,437

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 13.5%
Diversified Telecommunication Services – 1.9%
Comcast Corp. – Class A	1,098,397	$55,282,321

Entertainment – 3.1%
Activision Blizzard, Inc.	739,246	49,182,036
Electronic Arts, Inc.	293,647	38,732,039

		87,914,075

Interactive Media & Services – 7.5%
Alphabet, Inc. – Class C(a)	34,647	100,254,213
Meta Platforms, Inc. – Class A(a)	344,549	115,889,056

		216,143,269

Wireless Telecommunication Services – 1.0%
SoftBank Group Corp.	579,500	27,781,327

		387,120,992

Financials – 13.0%
Banks – 1.3%
ABN AMRO Bank NV (GDR)	1,393,940	20,490,515
Jyske Bank A/S(a)	306,017	15,741,214

		36,231,729

Capital Markets – 9.6%
BlackRock, Inc. – Class A	47,765	43,731,723
CME Group, Inc. – Class A	78,618	17,961,068
Credit Suisse Group AG (REG)	5,151,692	49,948,848
Goldman Sachs Group, Inc. (The)	122,774	46,967,194
Julius Baer Group Ltd.	717,584	47,986,501
London Stock Exchange Group PLC	288,296	27,120,058
Moody’s Corp.	106,247	41,497,953

		275,213,345

Consumer Finance – 1.4%
American Express Co.	239,470	39,177,292

Diversified Financial Services – 0.7%
Groupe Bruxelles Lambert SA	177,979	19,877,921

		370,500,287

Consumer Discretionary – 10.5%
Diversified Consumer Services – 1.4%
Service Corp. International/US	563,527	40,004,782

Hotels, Restaurants & Leisure – 2.4%
Compass Group PLC(a)	1,435,897	32,327,340
Galaxy Entertainment Group Ltd.(a)	7,080,000	36,728,221

		69,055,561

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 6.1%
Alibaba Group Holding Ltd. (ADR)(a)	265,047	$31,484,933
Amazon.com, Inc.(a)	20,361	67,890,497
Prosus NV(a)	896,860	74,282,486

		173,657,916

Textiles, Apparel & Luxury Goods – 0.6%
Kering SA	23,584	18,922,678

		301,640,937

Industrials – 10.2%
Building Products – 3.6%
Otis Worldwide Corp.	1,179,822	102,727,102

Electrical Equipment – 0.6%
Vertiv Holdings Co.	723,386	18,062,948

Industrial Conglomerates – 1.1%
3M Co.	178,539	31,713,883

Machinery – 4.7%
Dover Corp.	285,488	51,844,621
Parker-Hannifin Corp.	158,350	50,374,302
Volvo AB – Class B	1,368,525	31,649,203

		133,868,126

Professional Services – 0.2%
RELX PLC	151,661	4,924,402

		291,296,461

Consumer Staples – 5.4%
Beverages – 5.4%
Asahi Group Holdings Ltd.(b)	1,352,535	52,652,557
Coca-Cola Co., (The)	1,710,596	101,284,389

		153,936,946

Energy – 2.8%
Oil, Gas & Consumable Fuels – 2.8%
LUKOIL PJSC (Sponsored ADR)	286,130	25,659,404
Neste Oyj	303,434	14,933,745
Royal Dutch Shell PLC – Class B	1,829,025	40,159,138

		80,752,287

Real Estate – 1.8%
Real Estate Management & Development – 1.8%
CBRE Group, Inc. – Class A(a)	470,021	51,001,979

Materials – 1.7%
Chemicals – 1.7%
Linde PLC	138,278	47,903,647

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Utilities – 0.9%
Electric Utilities – 0.9%
Iberdrola SA(b)		2,273,825	$26,922,052

Total Common Stocks (cost $2,276,966,226)			2,845,081,310

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $1,207,791)		1,207,791	1,207,791

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman (10.58)%, 01/03/2022	SEK	2,489	275,501
(1.61)%, 01/03/2022	CHF	260	284,927
0.00%, 01/03/2022	HKD	2,102	269,534
0.01%, 01/03/2022	DKK	2,073	317,364
Citibank, London (0.97)%, 01/03/2022	EUR	475	540,219
0.01%, 01/04/2022	GBP	211	285,079
Sumitomo, Tokyo (0.34)%, 01/04/2022	JPY	32,910	286,096

Total Time Deposits (cost $2,258,720)			2,258,720

Total Short-Term Investments (cost $3,466,511)			3,466,511

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $2,280,432,737)			2,848,547,821

16 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $779,233)	779,233	$779,233

Total Investments – 99.5% (cost $2,281,211,970)		2,849,327,054
Other assets less liabilities – 0.5%		13,719,816

Net Assets – 100.0%		$2,863,046,870

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Currency Abbreviations:

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

December 31, 2021 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $2,279,224,946)	$2,847,340,030	(a)
Affiliated issuers (cost $1,987,024—including investment of cash collateral for securities loaned of $779,233)	1,987,024
Receivable for capital stock sold	32,098,929
Receivable for investment securities sold	10,296,539
Unaffiliated dividends receivable	4,647,778
Affiliated dividends receivable	34

Total assets	2,896,370,334

Liabilities
Due to Custodian (includes foreign currency overdraft of $6,781 with a cost of $7,110)	6,872
Payable for investment securities purchased and foreign currency transactions	29,888,823
Advisory fee payable	1,725,666
Payable for collateral received on securities loaned	779,233
Payable for capital stock redeemed	658,870
Administrative fee payable	43,958
Transfer Agent fee payable	10,251
Distribution fee payable	6,104
Accrued expenses	203,687

Total liabilities	33,323,464

Net Assets	$2,863,046,870

Composition of Net Assets
Capital stock, at par	$16,558
Additional paid-in capital	2,276,069,707
Distributable earnings	586,960,605

	$2,863,046,870

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$25,257,988	1,464,586	$17.25	*

C	$1,053,946	62,101	$16.97

Advisor	$2,836,734,936	164,049,175	$17.29

(a)	Includes securities on loan with a value of $743,693 (see Note E).

*	The maximum offering price per share for Class A shares was $18.02 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $833,699)	$21,687,045
Affiliated issuers	258
Securities lending income	491,623	$22,178,926

Expenses
Advisory fee (see Note B)	9,964,125
Transfer agency—Class A	1,248
Transfer agency—Class C	68
Transfer agency—Advisor Class	136,733
Distribution fee—Class A	30,278
Distribution fee—Class C	5,333
Custody and accounting	148,806
Administrative	45,863
Registration fees	36,616
Audit and tax	29,338
Directors’ fees	24,815
Legal	24,017
Printing	21,047
Miscellaneous	40,082

Total expenses	10,508,369
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(1,434)

Net expenses		10,506,935

Net investment income		11,671,991

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		82,362,221
Foreign currency transactions		(293,571)
Net change in unrealized appreciation/depreciation on:
Investments		(25,797,127)
Foreign currency denominated assets and liabilities		(25,141)

Net gain on investment and foreign currency transactions		56,246,382

Net Increase in Net Assets from Operations		$67,918,373

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,671,991	$20,060,433
Net realized gain on investment and foreign currency transactions	82,068,650	98,711,975
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(25,822,268)	473,282,024

Net increase in net assets from operations	67,918,373	592,054,432
Distributions to Shareholders
Class A	(1,102,469)	(115,326)
Class C	(39,486)	– 0	–
Advisor Class	(126,697,451)	(13,822,505)
Capital Stock Transactions
Net increase	420,356,815	691,248,738

Total increase	360,435,782	1,269,365,339
Net Assets
Beginning of period	2,502,611,088	1,233,245,749

End of period	$2,863,046,870	$2,502,611,088

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

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NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2021:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$516,361,086		$166,016,199		$	– 0	–	$682,377,285
Health Care	267,202,092		184,426,345			– 0	–	451,628,437
Communication Services	359,339,665		27,781,327			– 0	–	387,120,992
Financials	189,335,230		181,165,057			– 0	–	370,500,287
Consumer Discretionary	139,380,212		162,260,725			– 0	–	301,640,937
Industrials	254,722,856		36,573,605			– 0	–	291,296,461
Consumer Staples	101,284,389		52,652,557			– 0	–	153,936,946
Energy	25,659,404		55,092,883			– 0	–	80,752,287
Real Estate	51,001,979		– 0	–		– 0	–	51,001,979
Materials	47,903,647		– 0	–		– 0	–	47,903,647
Utilities	– 0	–	26,922,052			– 0	–	26,922,052
Short-Term Investments:
Investment Companies	1,207,791		– 0	–		– 0	–	1,207,791
Time Deposits	– 0	–	2,258,720			– 0	–	2,258,720
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	779,233		– 0	–		– 0	–	779,233

Total Investments in Securities	$1,954,177,584		$895,149,470	†	$	– 0	–	$2,849,327,054
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,954,177,584		$895,149,470		$	– 0	–	$2,849,327,054

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes

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NOTES TO FINANCIAL STATEMENTS (continued)

discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended December 31, 2021, there was no such reimbursement. The expense caps may not be terminated by the Adviser before October 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2021, the reimbursement for such services amounted to $45,863.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $88,475 for the six months ended December 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $337 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2021, such waiver amounted to $1,434.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2021 is as follows:

Fund	Market Value 6/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,187	$176,246	$181,225	$1,208	$0	**
Government Money Market Portfolio*	97,978	77,937	175,136	779	1

Total				$1,987	$1

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$892,162,931		$591,009,433
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$633,594,306
Gross unrealized depreciation	(65,479,222)

Net unrealized appreciation	$568,115,084

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivative transactions for the six months ended December 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are

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NOTES TO FINANCIAL STATEMENTS (continued)

marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2021 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$743,693	$779,233	$	– 0	–	$490,263	$1,360	$0	**

*	As of December 31, 2021.

**	Amount is less than $1.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class A
Shares sold	109,783	158,331	$1,956,061	$2,474,598

Shares issued in reinvestment of dividends and distributions	64,932	7,634	1,098,643	114,655

Shares converted from Class C	861	8,490	15,685	148,817

Shares redeemed	(36,478)	(181,885)	(640,513)	(2,947,954)

Net increase (decrease)	139,098	(7,430)	$2,429,876	$(209,884)

Class C
Shares sold	3,484	11,714	$60,580	$183,006

Shares issued in reinvestment of dividends and distributions	1,853	– 0	–	30,865	– 0	–

Shares converted to Class A	(880)	(8,648)	(15,685)	(148,817)

Shares redeemed	(2,532)	(14,619)	(42,995)	(209,743)

Net increase (decrease)	1,925	(11,553)	$32,765	$(175,554)

Advisor Class
Shares sold	25,832,451	62,179,087	$456,051,566	$945,466,889

Shares issued in reinvestment of dividends and distributions	6,664,397	822,392	113,028,181	12,385,215

Shares redeemed	(8,543,266)	(17,315,034)	(151,185,573)	(266,217,928)

Net increase	23,953,582	45,686,445	$417,894,174	$691,634,176

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It

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NOTES TO FINANCIAL STATEMENTS (continued)

includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also

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remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2022 will be determined at the end of the current fiscal year.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$13,937,831		$22,774,797
Long-term capital gains	– 0	–	10,508,879

Total taxable distributions paid	$13,937,831		$33,283,676

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$46,708,150
Undistributed capital gains	26,224,332	(a)
Unrealized appreciation/(depreciation)	573,949,156	(b)

Total accumulated earnings/(deficit)	$646,881,638

(a)	During the fiscal year, the Fund utilized $33,713,453 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 17.63	$ 12.83	$ 13.31	$ 12.42	$ 11.72	$ 9.70

Income From Investment Operations

Net investment income(a)(b)	.06	.12	.12	.17	.16	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	4.77	(.16)	1.02	1.09	1.94

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41	4.89	(.04)	1.19	1.25	2.10

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.09)	(.13)	(.12)	(.13)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	(.65)	– 0	–	(.31)	(.18)	(.42)	– 0	–

Total dividends and distributions	(.79)	(.09)	(.44)	(.30)	(.55)	(.08)

Net asset value, end of period	$ 17.25	$ 17.63	$ 12.83	$ 13.31	$ 12.42	$ 11.72

Total Return

Total investment return based on net asset value(d)	2.40%	38.20%	(.48)%	9.95%	10.72%	21.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,258	$23,362	$17,101	$15,851	$12,925	$5,911

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.03	%(e)	1.05%	1.08%	1.13%	1.15%	1.15%

Expenses, before waivers/reimbursements	1.03	%(e)	1.06%	1.08%	1.13%	1.15%	1.22%

Net investment income(b)	.63	%(e)	.79%	.89%	1.33%	1.31%	1.43%

Portfolio turnover rate	22%	46%	52%	47%	45%	51%

See footnote summary on page 38.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 17.29	$ 12.61	$ 13.10	$ 12.29	$ 11.63	$ 9.67

Income From Investment Operations

Net investment income(a)(b)	(.01)	.00	(c)	.02	.09	.06	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	4.68	(.15)	.99	1.08	1.96

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.34	4.68	(.13)	1.08	1.14	2.01

Less: Dividends and Distributions

Dividends from net investment income	(.01)	– 0	–	(.05)	(.09)	(.06)	(.05)

Distributions from net realized gain on investment and foreign currency transactions	(.65)	– 0	–	(.31)	(.18)	(.42)	– 0	–

Total dividends and distributions	(.66)	– 0	–	(.36)	(.27)	(.48)	(.05)

Net asset value, end of period	$ 16.97	$ 17.29	$ 12.61	$ 13.10	$ 12.29	$ 11.63

Total Return

Total investment return based on net asset value(d)	2.01%	37.11%	(1.17)%	9.12%	9.87%	20.80%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,054	$1,040	$905	$553	$150	$70

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.78	%(e)	1.81%	1.84%	1.90%	1.90%	1.90%

Expenses, before waivers/reimbursements	1.78	%(e)	1.81%	1.84%	1.90%	1.92%	2.06%

Net investment income(b)	(.14	)%(e)	.03%	.15%	.69%	.49%	.49%

Portfolio turnover rate	22%	46%	52%	47%	45%	51%

See footnote summary on page 38.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 17.69	$ 12.87	$ 13.35	$ 12.46	$ 11.75	$ 9.72

Income From Investment Operations

Net investment income(a)(b)	.08	.17	.15	.20	.18	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	4.77	(.15)	1.02	1.10	1.97

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.43	4.94	.00	(c)	1.22	1.28	2.13

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.12)	(.17)	(.15)	(.15)	(.10)

Distributions from net realized gain on investment and foreign currency transactions	(.65)	– 0	–	(.31)	(.18)	(.42)	– 0	–

Total dividends and distributions	(.83)	(.12)	(.48)	(.33)	(.57)	(.10)

Net asset value, end of period	$ 17.29	$ 17.69	$ 12.87	$ 13.35	$ 12.46	$ 11.75

Total Return

Total investment return based on net asset value(d)	2.52%	38.54%	(.25)%	10.21%	11.02%	22.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,836,735	$2,478,209	$1,215,240	$789,168	$465,263	$310,829

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.78	%(e)	.81%	.84%	.90%	.90%	.90%

Expenses, before waivers/reimbursements	.78	%(e)	.81%	.84%	.90%	.90%	.97%

Net investment income(b)	.87	%(e)	1.08%	1.17%	1.61%	1.42%	1.52%

Portfolio turnover rate	22%	46%	52%	47%	45%	51%

See footnote summary on page 38.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

David Dalgas(2), Vice President Klaus Ingemann(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 39

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 43

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 45

in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 47

NOTES

48 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GCE-0152-1221

DEC    12.31.21

SEMI-ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Strategic Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 7, 2022

This report provides management’s discussion of fund performance for the AB International Strategic Core Portfolio for the semi-annual reporting period ended December 31, 2021.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Class A Shares	3.43%	9.58%

Class C Shares	3.03%	8.80%

Advisor Class Shares[1]	3.48%	9.84%

Class Z Shares[1]	3.55%	9.93%

MSCI EAFE Index (net)	2.24%	11.26%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2021.

All share classes of the Fund outperformed the benchmark during the six-month period and underperformed for the 12-month period, before sales charges. During the six-month period, overall stock selection contributed, relative to the benchmark, led by selection within the industrials and consumer-staples sectors, while selection in materials and technology detracted. Sector selection was neutral. An overweight to technology and an underweight to consumer discretionary contributed, while an overweight to communication services and an underweight to industrials detracted. Country allocation (a result of bottom-up security analysis combined with fundamental research) contributed, led by an underweight to Hong Kong; an overweight to Singapore detracted.

For the 12-month period, sector selection drove underperformance. An overweight to communication services and an underweight to energy detracted most, while an overweight to technology and an underweight to health care contributed. Security selection was positive, particularly

2 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

selection in financials and health care, while selection in technology and consumer discretionary detracted. Country selection contributed to performance. An overweight to the Netherlands contributed most, while an underweight to France detracted.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute performance for both periods, and futures for investment purposes, which added to performance for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns while emerging markets declined during the six-month period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team continues to strive to build a macro-resilient portfolio and to invest in companies that it believes will succeed over time, regardless of how the pandemic unfolds or how geopolitical or macro risks rear their heads.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify

(continued on next page)

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 3

attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.58%	4.92%

5 Years	8.97%	8.02%

Since Inception[1]	6.59%	5.88%

CLASS C SHARES

1 Year	8.80%	7.80%

5 Years	8.15%	8.15%

Since Inception[1]	5.79%	5.79%

ADVISOR CLASS SHARES[2]

1 Year	9.84%	9.84%

5 Years	9.26%	9.26%

Since Inception[1]	6.85%	6.85%

CLASS Z SHARES[2]

1 Year	9.93%	9.93%

Since Inception[1]	8.47%	8.47%
The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.78%, 0.76% and 0.77% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.00%, 1.75%, 0.75% and 0.75% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2022, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.92%

5 Years	8.02%

Since Inception[1]	5.88%

CLASS C SHARES

1 Year	7.80%

5 Years	8.15%

Since Inception[1]	5.79%

ADVISOR CLASS SHARES[2]

1 Year	9.84%

5 Years	9.26%

Since Inception[1]	6.85%

CLASS Z SHARES[2]

1 Year	9.93%

Since Inception[1]	8.47%

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.30	$5.02	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,030.30	$8.96	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Advisor Class
Actual	$1,000	$1,034.80	$3.74	0.73%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%
Class Z
Actual	$1,000	$1,035.50	$3.75	0.73%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $726.1

1

All data are as of December 31, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following: Belgium, Finland, Hong Kong, Italy, Portugal, Spain and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG	$27,995,667	3.9%

Constellation Software, Inc./Canada	23,308,911	3.2

RELX PLC	21,029,128	2.9

Partners Group Holding AG	20,966,931	2.9

DBS Group Holdings Ltd.	19,237,122	2.6

Royal Bank of Canada	18,573,824	2.5

Novo Nordisk A/S – Class B	18,128,273	2.5

Capgemini SE	16,679,459	2.3

Koninklijke Ahold Delhaize NV	16,590,245	2.3

Swedish Match AB	15,003,157	2.1

	$197,512,717	27.2%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.4%
Financials – 22.4%
Banks – 13.7%
Bank Leumi Le-Israel BM	1,200,220	$12,873,585
DBS Group Holdings Ltd.	794,300	19,237,122
Hang Seng Bank Ltd.	319,400	5,848,713
KBC Group NV	147,270	12,653,632
Mitsubishi UFJ Financial Group, Inc.	805,000	4,381,033
Nordea Bank Abp	286,890	3,499,642
Oversea-Chinese Banking Corp., Ltd.	1,164,680	9,857,557
Royal Bank of Canada	175,009	18,573,824
Toronto-Dominion Bank (The)	169,200	12,972,067

		99,897,175

Capital Markets – 5.6%
Euronext NV(a)	35,663	3,707,667
IG Group Holdings PLC	339,670	3,754,486
London Stock Exchange Group PLC	32,230	3,031,882
Partners Group Holding AG	12,701	20,966,931
Singapore Exchange Ltd.	1,290,800	8,910,349

		40,371,315

Insurance – 3.1%
Admiral Group PLC	251,830	10,779,448
Allianz SE (REG)	27,110	6,394,134
Sampo Oyj – Class A	105,910	5,300,592

		22,474,174

		162,742,664

Information Technology – 15.2%
IT Services – 4.9%
Capgemini SE	68,057	16,679,459
Nomura Research Institute Ltd.	204,000	8,721,163
Otsuka Corp.	213,100	10,161,172

		35,561,794

Semiconductors & Semiconductor Equipment – 2.0%
ASML Holding NV	7,130	5,711,278
Taiwan Semiconductor Manufacturing Co., Ltd.	417,000	9,224,457

		14,935,735

Software – 8.0%
Avast PLC(a)	1,098,650	9,029,535
Constellation Software, Inc./Canada	12,563	23,308,911
Nice Ltd.(b)	15,698	4,760,510
Open Text Corp.	119,540	5,673,886
Oracle Corp./Japan	95,100	7,225,081
SAP SE	57,373	8,074,650

		58,072,573

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 0.3%
Logitech International SA	24,130	$2,024,210

		110,594,312

Industrials – 11.4%
Air Freight & Logistics – 1.7%
Kuehne & Nagel International AG	22,131	7,127,451
SG Holdings Co., Ltd.	221,500	5,193,831

		12,321,282

Building Products – 1.4%
Assa Abloy AB – Class B	332,190	10,125,476

Commercial Services & Supplies – 0.4%
Secom Co., Ltd.	45,200	3,140,779

Electrical Equipment – 1.6%
Schneider Electric SE (Paris)	57,748	11,353,002

Professional Services – 6.3%
Experian PLC	54,050	2,662,281
Meitec Corp.	122,500	7,211,131
RELX PLC	644,138	21,029,128
Wolters Kluwer NV	126,120	14,844,450

		45,746,990

		82,687,529

Consumer Staples – 10.6%
Beverages – 0.9%
Diageo PLC	118,130	6,458,884

Food & Staples Retailing – 2.3%
Koninklijke Ahold Delhaize NV	483,450	16,590,245

Food Products – 3.8%
Calbee, Inc.	99,000	2,298,810
Nestle SA (REG)	105,905	14,786,172
Salmar ASA	150,700	10,393,761

		27,478,743

Household Products – 0.6%
Unicharm Corp.	105,800	4,603,060

Tobacco – 3.0%
Philip Morris International, Inc.	72,900	6,925,500
Swedish Match AB	1,889,880	15,003,157

		21,928,657

		77,059,589

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 10.2%
Health Care Equipment & Supplies – 0.5%
ConvaTec Group PLC(a)	1,275,110	$3,330,948

Health Care Providers & Services – 1.4%
Galenica AG(a)	139,466	10,473,761

Pharmaceuticals – 8.3%
Novo Nordisk A/S – Class B	161,390	18,128,273
Roche Holding AG	67,482	27,995,667
Sanofi	141,251	14,173,694

		60,297,634

		74,102,343

Communication Services – 8.2%
Diversified Telecommunication Services – 4.3%
BCE, Inc.	154,760	8,051,508
HKT Trust & HKT Ltd.	3,760,000	5,052,205
Nippon Telegraph & Telephone Corp.	489,900	13,397,915
TELUS Corp.	219,910	5,178,955

		31,680,583

Entertainment – 1.1%
GungHo Online Entertainment, Inc.(b)(c)	138,200	3,106,725
Ubisoft Entertainment SA(b)	95,320	4,649,738

		7,756,463

Interactive Media & Services – 2.8%
Auto Trader Group PLC	1,228,390	12,302,174
Kakaku.com, Inc.	296,100	7,915,724

		20,217,898

		59,654,944

Consumer Discretionary – 7.5%
Hotels, Restaurants & Leisure – 0.3%
Compass Group PLC(b)	111,890	2,519,057

Household Durables – 1.5%
Sony Group Corp.	84,400	10,657,885

Internet & Direct Marketing Retail – 0.6%
ZOZO, Inc.	139,800	4,358,984

Leisure Products – 1.0%
Bandai Namco Holdings, Inc.	95,700	7,482,634

Specialty Retail – 2.1%
Hikari Tsushin, Inc.	22,400	3,449,770
Kingfisher PLC	1,217,990	5,602,443
Nitori Holdings Co., Ltd.	39,100	5,848,248

		14,900,461

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 2.0%
adidas AG	4,790	$1,379,258
LVMH Moet Hennessy Louis Vuitton SE	8,920	7,371,790
Pandora A/S	46,890	5,832,690

		14,583,738

		54,502,759

Real Estate – 2.9%
Equity Real Estate Investment Trusts (REITs) – 1.3%
Merlin Properties Socimi SA	425,560	4,610,708
Nippon Building Fund, Inc.	869	5,061,624

		9,672,332

Real Estate Management & Development – 1.6%
Daito Trust Construction Co., Ltd.	30,500	3,498,993
Vonovia SE	141,581	7,801,423

		11,300,416

		20,972,748

Energy – 2.3%
Oil, Gas & Consumable Fuels – 2.3%
Equinor ASA	138,640	3,671,091
Royal Dutch Shell PLC – Class B	605,156	13,287,158

		16,958,249

Materials – 2.0%
Chemicals – 2.0%
Akzo Nobel NV	86,860	9,542,870
Johnson Matthey PLC	172,050	4,780,919

		14,323,789

Utilities – 1.7%
Electric Utilities – 1.7%
EDP – Energias de Portugal SA	311,170	1,709,352
Enel SpA	1,293,773	10,345,122

		12,054,474

Total Common Stocks (cost $557,297,815)		685,653,400

SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $37,050,769)	37,050,769	37,050,769

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $594,348,584)		722,704,169

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 0.01%(d)(e)(f) (cost $1,524,560)	1,524,560	$1,524,560

Total Investments – 99.7% (cost $595,873,144)		724,228,729
Other assets less liabilities – 0.3%		1,828,696

Net Assets – 100.0%		$726,057,425

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Futures	181	March 2022	$21,012,290	$342,995

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,812	CHF	1,661	01/13/2022	$11,758
Bank of America, NA	GBP	1,844	USD	2,472	01/14/2022	(23,661)
Bank of America, NA	JPY	250,272	USD	2,219	02/09/2022	43,100
Bank of America, NA	USD	1,449	JPY	166,736	02/09/2022	986
Bank of America, NA	USD	2,278	JPY	258,728	02/09/2022	(28,402)
Bank of America, NA	CAD	2,136	USD	1,671	02/10/2022	(17,413)
Bank of America, NA	EUR	1,213	USD	1,376	02/10/2022	(5,896)
Bank of America, NA	USD	1,896	EUR	1,679	02/10/2022	16,940
Bank of America, NA	USD	1,736	EUR	1,494	02/10/2022	(33,468)
Barclays Bank PLC	USD	2,159	JPY	247,224	02/09/2022	(8,725)
BNP Paribas SA	CAD	1,986	USD	1,577	02/10/2022	6,717
BNP Paribas SA	USD	2,540	HKD	19,776	02/10/2022	(3,252)
Brown Brothers Harriman & Co.	GBP	3,347	USD	4,478	01/14/2022	(52,694)
Brown Brothers Harriman & Co.	USD	1,343	GBP	1,007	01/14/2022	19,668
Brown Brothers Harriman & Co.	USD	1,184	SGD	1,618	01/14/2022	16,188
Brown Brothers Harriman & Co.	NOK	34,839	USD	4,106	01/20/2022	150,814
Brown Brothers Harriman & Co.	USD	3,119	AUD	4,330	02/08/2022	31,365
Brown Brothers Harriman & Co.	JPY	376,640	USD	3,310	02/09/2022	35,096
Brown Brothers Harriman & Co.	USD	3,254	JPY	369,536	02/09/2022	(40,712)
Brown Brothers Harriman & Co.	EUR	939	USD	1,065	02/10/2022	(4,325)
Brown Brothers Harriman & Co.	USD	1,805	CAD	2,299	02/10/2022	12,252
Citibank, NA	USD	40,256	JPY	4,582,422	02/09/2022	(407,760)
Citibank, NA	EUR	4,119	USD	4,694	02/10/2022	535
Citibank, NA	HKD	19,776	USD	2,537	02/10/2022	301
Citibank, NA	USD	7,263	EUR	6,400	02/10/2022	29,149

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	SGD	1,893	USD	1,384	01/14/2022	$(20,445)
Deutsche Bank AG	JPY	196,701	USD	1,739	02/09/2022	28,421
Deutsche Bank AG	CAD	2,045	USD	1,598	02/10/2022	(18,168)
Deutsche Bank AG	ILS	36,838	USD	11,765	03/03/2022	(88,589)
Goldman Sachs Bank USA	CHF	13,375	USD	14,578	01/13/2022	(103,951)
HSBC Bank USA	USD	58,998	EUR	51,000	02/10/2022	(890,728)
JPMorgan Chase Bank, NA	USD	2,798	CHF	2,595	01/13/2022	50,991
JPMorgan Chase Bank, NA	NOK	47,510	USD	5,551	01/20/2022	157,285
JPMorgan Chase Bank, NA	CAD	2,188	USD	1,707	02/10/2022	(22,785)
JPMorgan Chase Bank, NA	USD	1,646	EUR	1,461	02/10/2022	18,700
Morgan Stanley Capital Services LLC	CHF	1,603	USD	1,744	01/13/2022	(15,869)
Morgan Stanley Capital Services LLC	USD	1,636	CHF	1,487	01/13/2022	(3,638)
Morgan Stanley Capital Services LLC	USD	1,048	SGD	1,428	01/14/2022	11,508
Morgan Stanley Capital Services LLC	TWD	187,714	USD	6,706	01/20/2022	(72,707)
Morgan Stanley Capital Services LLC	USD	1,111	NOK	10,055	01/20/2022	30,813
Morgan Stanley Capital Services LLC	USD	44,098	AUD	59,646	02/08/2022	(697,638)
Morgan Stanley Capital Services LLC	JPY	761,044	USD	6,691	02/09/2022	73,207
Morgan Stanley Capital Services LLC	USD	4,277	JPY	490,009	02/09/2022	(15,807)
Morgan Stanley Capital Services LLC	CAD	86,595	USD	68,798	02/10/2022	343,529
Morgan Stanley Capital Services LLC	EUR	6,668	USD	7,529	02/10/2022	(68,287)
Morgan Stanley Capital Services LLC	USD	4,894	EUR	4,314	02/10/2022	21,217
UBS AG	USD	2,188	CHF	2,046	01/13/2022	57,659
UBS AG	SGD	40,826	USD	30,298	01/14/2022	4,811
UBS AG	USD	9,110	GBP	6,715	01/14/2022	(21,509)

						$(1,493,419)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $26,541,911 or 3.7% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2021 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $557,297,815)	$685,653,400	(a)
Affiliated issuers (cost $38,575,329—including investment of cash collateral for securities loaned of $1,524,560)	38,575,329
Cash collateral due from broker	1,206,347
Foreign currencies, at value (cost $1,016,190)	1,020,097
Unaffiliated dividends receivable	1,929,517
Receivable for capital stock sold	1,451,394
Unrealized appreciation on forward currency exchange contracts	1,173,010
Affiliated dividends receivable	300

Total assets	731,009,394

Liabilities
Due to Custodian	32
Unrealized depreciation on forward currency exchange contracts	2,666,429
Payable for collateral received on securities loaned	1,524,560
Advisory fee payable	390,284
Payable for capital stock redeemed	154,977
Administrative fee payable	20,218
Payable for variation margin on futures	11,765
Transfer Agent fee payable	3,390
Distribution fee payable	2,066
Directors’ fee payable	114
Accrued expenses	178,134

Total liabilities	4,951,969

Net Assets	$726,057,425

Composition of Net Assets
Capital stock, at par	$5,239
Additional paid-in capital	608,063,692
Distributable earnings	117,988,494

	$726,057,425

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$7,739,528	561,306	$13.79	*

C	$257,780	18,961	$13.60

Advisor	$718,035,972	51,808,382	$13.86

Z	$24,145	1,742	$13.86

*	The maximum offering price per share for Class A shares was $14.40, which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $2,452,559 (See Note E).

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 19

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $606,019)	$6,025,068
Affiliated issuers	1,776
Securities lending income	7,322	$6,034,166

Expenses
Advisory fee (see Note B)	2,298,132
Transfer agency—Class A	490
Transfer agency—Class C	35
Transfer agency—Advisor Class	34,155
Transfer agency—Class Z	2
Distribution fee—Class A	12,502
Distribution fee—Class C	1,270
Custody and accounting	94,243
Administrative	45,219
Registration fees	34,249
Audit and tax	30,930
Legal	18,359
Printing	16,783
Directors’ fees	13,519
Miscellaneous	14,601

Total expenses	2,614,489
Less: expenses waived and reimbursed by the Adviser (see Note B)	(10,821)

Net expenses		2,603,668

Net investment income		3,430,498

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		9,021,600
Forward currency exchange contracts		(5,989,052)
Futures		(177,315)
Foreign currency transactions		(159,577)
Net change in unrealized appreciation/depreciation on:
Investments		15,215,801
Forward currency exchange contracts		2,037,658
Futures		452,060
Foreign currency denominated assets and liabilities		12,909

Net gain on investment and foreign currency transactions		20,414,084

Net Increase in Net Assets from Operations		$23,844,582

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2021 (unaudited)		Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,430,498		$9,684,020
Net realized gain on investment and foreign currency transactions	2,695,656		15,851,000
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	17,718,428		89,539,578

Net increase in net assets from operations	23,844,582		115,074,598
Distributions to Shareholders
Class A	(19,280)		(163,017)
Class C	– 0	–	(1,731)
Advisor Class	(3,465,103)		(8,909,286)
Class Z	(115)		(168)
Capital Stock Transactions
Net increase	37,665,107		116,250,954

Total increase	58,025,191		222,251,350
Net Assets
Beginning of period	668,032,234		445,780,884

End of period	$726,057,425		$668,032,234

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Effective November 20, 2019 the Fund commenced offering of Class Z shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2021:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$31,545,891		$131,196,773		$	– 0	–	$162,742,664
Information Technology	38,012,332		72,581,980			– 0	–	110,594,312
Industrials	– 0	–	82,687,529			– 0	–	82,687,529
Consumer Staples	6,925,500		70,134,089			– 0	–	77,059,589
Health Care	– 0	–	74,102,343			– 0	–	74,102,343
Communication Services	13,230,463		46,424,481			– 0	–	59,654,944
Consumer Discretionary	– 0	–	54,502,759			– 0	–	54,502,759
Real Estate	– 0	–	20,972,748			– 0	–	20,972,748
Energy	– 0	–	16,958,249			– 0	–	16,958,249
Materials	– 0	–	14,323,789			– 0	–	14,323,789
Utilities	– 0	–	12,054,474			– 0	–	12,054,474
Short-Term Investments:
Investment Companies	37,050,769		– 0	–		– 0	–	37,050,769
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,524,560		– 0	–		– 0	–	1,524,560

Total Investments in Securities	128,289,515		595,939,214	+		– 0	–	724,228,729

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2		Level 3			Total
Other Financial Instruments*:
Assets
Futures	$342,995		$	– 0 –	$	– 0	–	$342,995	†
Forward Currency Exchange Contracts	– 0	–		1,173,010		– 0	–	1,173,010
Liabilities
Forward Currency Exchange Contracts	– 0	–		(2,666,429)		– 0	–	(2,666,429)

Total	$128,632,510			$594,445,795	$	– 0	–	$723,078,305

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

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NOTES TO FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the excess of $2.5 billion up to $5 billion and .50% of the excess over $5 billion of the Fund’s average daily net assets. Prior to November 4, 2020, the Fund paid the Adviser an annual rate of .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and .60% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.00%, 1.75%, .75% and .75% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the six months ended December 31, 2021, such reimbursements/waivers amounted to $2. The Expense Caps may not be terminated by the Adviser before October 31, 2022. Prior to November 4, 2020, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis to 1.20%, 1.95%, .95% and .95% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2021, the reimbursement for such services amounted to $45,219.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $23,159 for the six months ended December 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $72 from the sale of Class A shares and received $11 and $56

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NOTES TO FINANCIAL STATEMENTS (continued)

in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2021, such waiver amounted to $10,819.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2021 is as follows:

Fund	Market Value 6/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$23,857		$66,928	$53,734	$37,051	$2
Government Money Market Portfolio*	– 0	–	59,740	58,216	1,524	0	**

Total					$38,575	$2

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assis-

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NOTES TO FINANCIAL STATEMENTS (continued)

tance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$120,166,691		$102,763,400
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$145,079,814
Gross unrealized depreciation	(17,874,653)

Net unrealized appreciation	$127,205,161

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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NOTES TO FINANCIAL STATEMENTS (continued)

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2021, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended December 31, 2021, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended December 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,173,010		Unrealized depreciation on forward currency exchange contracts	$2,666,429

Equity contracts	Receivable/Payable for variation margin on futures	342,995	*

Total		$1,516,005			$2,666,429

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(5,989,052)	$2,037,658

Equity contacts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(177,315)	452,060

Total		$(6,166,367)	$2,489,718

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$202,521,553
Average principal amount of sale contracts	$173,827,634
Futures:
Average notional amount of buy contracts	$13,041,512

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$72,784	$(72,784)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	6,717	(3,252)		– 0	–		– 0	–		3,465
Brown Brothers Harriman & Co.	265,383	(97,731)		– 0	–		– 0	–		167,652
Citibank, NA.	29,985	(29,985)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	28,421	(28,421)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA.	226,976	(22,785)		– 0	–		– 0	–		204,191
Morgan Stanley Capital Services LLC	480,274	(480,274)		– 0	–		– 0	–		– 0	–
UBS AG	62,470	(21,509)		– 0	–		– 0	–		40,961

Total	$1,173,010	$(756,741)	$	– 0	–	$	– 0	–		$416,269	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$108,840	$(72,784)		$	– 0	–	$	– 0	–	$36,056
Barclays Bank PLC	8,725	– 0	–		– 0	–		– 0	–	8,725
BNP Paribas SA.	3,252	(3,252)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	97,731	(97,731)			– 0	–		– 0	–	– 0	–
Citibank, NA.	407,760	(29,985)			– 0	–		– 0	–	377,775
Deutsche Bank AG	127,202	(28,421)			– 0	–		– 0	–	98,781
Goldman Sachs Bank USA	103,951	– 0	–		– 0	–		– 0	–	103,951
HSBC Bank USA.	890,728	– 0	–		– 0	–		– 0	–	890,728
JPMorgan Chase Bank, NA.	22,785	(22,785)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	873,946	(480,274)			– 0	–		– 0	–	393,672
UBS AG	21,509	(21,509)			– 0	–		– 0	–	– 0	–

Total	$2,666,429	$(756,741)		$	– 0	–	$	– 0	–	$1,909,688	^

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NOTES TO FINANCIAL STATEMENTS (continued)

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have

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NOTES TO FINANCIAL STATEMENTS (continued)

the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,452,559	$1,524,560	$1,000,096	$7,279	$43	$	– 0	–

*	As of December 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class A
Shares sold	43,082	129,188	$587,334	$1,581,524

Shares issued in reinvestment of dividends	374	3,463	5,089	42,317

Shares converted from Class C	– 0	–	5	– 0	–	70

Shares redeemed	(315,368)	(153,781)	(4,302,492)	(1,910,324)

Net decrease	(271,912)	(21,125)	$(3,710,069)	$(286,413)

Class C
Shares sold	2,026	5,673	$27,257	$69,799

Shares issued in reinvestment of dividends	– 0	–	126	– 0	–	1,528

Shares converted to Class A	– 0	–	(5)	– 0	–	(70)

Shares redeemed	(5,233)	(1,079)	(70,437)	(13,387)

Net increase (decrease)	(3,207)	4,715	$(43,180)	$57,870

Advisor Class
Shares sold	5,229,228	17,666,551	$72,029,835	$219,414,388

Shares issued in reinvestment of dividends	202,090	607,328	2,762,564	7,457,993

Shares redeemed	(2,421,593)	(8,755,623)	(33,385,709)	(110,394,619)

Net increase	3,009,725	9,518,256	$41,406,690	$116,477,762

Class Z
Shares sold	837	7,361	$11,613	$86,440

Shares issued in reinvestment of dividends	4	– 0	–	60	– 0	–

Shares redeemed	(1)	(7,288)	(7)	(84,705)

Net increase	840	73	$11,666	$1,735

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However,

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NOTES TO FINANCIAL STATEMENTS (continued)

banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2022 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$9,074,202	$4,303,044

Total taxable distributions paid	$9,074,202	$4,303,044

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,245,684
Accumulated capital and other losses	(12,854,114	)(a)
Unrealized appreciation/(depreciation)	107,236,840	(b)

Total accumulated earnings/(deficit)	$97,628,410

(a)

As of June 30, 2021, the Fund had a net capital loss carryforward of $12,854,114. During the fiscal year, the Fund utilized $14,714,970 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2021, the Fund had a net short-term capital loss carryforward of $11,542,478 and a net long-term capital loss carryforward of $1,311,636, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.36	$ 11.05	$ 11.70	$ 12.04	$ 11.04	$ 9.79

Income From Investment Operations

Net investment income(a)(b)	.05	.17	.25	.27	.20	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	2.33	(.74)	(.33)	.93	1.11

Net increase (decrease) in net asset value from operations	.46	2.50	(.49)	(.06)	1.13	1.33

Less: Dividends and Distributions

Dividends from net investment income	(.03)	(.19)	(.16)	(.16)	(.07)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	(.06)	– 0	–

Total dividends and distributions	(.03)	(.19)	(.16)	(.28)	(.13)	(.08)

Net asset value, end of period	$ 13.79	$ 13.36	$ 11.05	$ 11.70	$ 12.04	$ 11.04

Total Return

Total investment return based on net asset value(c)	3.43%	22.81%	(4.33)%	(.28)%	10.25%	13.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,739	$11,136	$9,439	$1,344	$460	$234

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	.98	%(e)	1.04%	1.19%	1.20%	1.19%	1.19%

Expenses, before waivers/reimbursements(d)†	.98	%(e)	1.04%	1.27%	1.51%	1.93%	5.13%

Net investment income(b)	.72	%(e)	1.39%	2.31%	2.38%	1.71%	2.15%

Portfolio turnover rate	16%	35%	39%	51%	53%	64%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.20	$ 10.91	$ 11.60	$ 11.95	$ 11.01	$ 9.75

Income From Investment Operations

Net investment income (loss)(a)(b)	(.00	)(f)	.09	.06	.18	.10	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	2.29	(.63)	(.32)	.93	1.07

Net increase (decrease) in net asset value from operations	.40	2.38	(.57)	(.14)	1.03	1.26

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.09)	(.12)	(.09)	(.03)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	(.06)	– 0	–

Total dividends and distributions	– 0	–	(.09)	(.12)	(.21)	(.09)	– 0	–

Net asset value, end of period	$ 13.60	$ 13.20	$ 10.91	$ 11.60	$ 11.95	$ 11.01

Total Return

Total investment return based on net asset value(c)	3.03%	21.89%	(5.01)%	(1.00)%	9.34%	12.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$258	$292	$190	$218	$118	$62

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	1.75	%(e)	1.79%	1.95%	1.95%	1.94%	1.94%

Expenses, before waivers/reimbursements(d)†	1.75	%(e)	1.81%	2.00%	2.28%	2.68%	5.70%

Net investment income (loss)(b)	(.05	)%(e)	.73%	.55%	1.56%	.88%	1.80%

Portfolio turnover rate	16%	35%	39%	51%	53%	64%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 45.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.46	$ 11.10	$ 11.74	$ 12.06	$ 11.06	$ 9.80

Income From Investment Operations

Net investment income(a)(b)	.07	.21	.20	.32	.25	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	2.35	(.67)	(.34)	.90	1.08

Net increase (decrease) in net asset value from operations	.47	2.56	(.47)	(.02)	1.15	1.35

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.20)	(.17)	(.18)	(.09)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.12)	(.06)	– 0	–

Total dividends and distributions	(.07)	(.20)	(.17)	(.30)	(.15)	(.09)

Net asset value, end of period	$ 13.86	$ 13.46	$ 11.10	$ 11.74	$ 12.06	$ 11.06

Total Return

Total investment return based on net asset value(c)	3.48%	23.26%	(4.14)%	.06%	10.45%	13.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$718,036	$656,592	$436,143	$201,875	$76,473	$35,275

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	.73	%(e)	.78%	.95%	.95%	.94%	.94%

Expenses, before waivers/reimbursements(d)†	.74	%(e)	.79%	.99%	1.26%	1.65%	4.37%

Net investment income(b)	.97	%(e)	1.70%	1.74%	2.80%	2.12%	2.60%

Portfolio turnover rate	16%	35%	39%	51%	53%	64%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2021 (unaudited)		Year Ended June 30, 2021	November 20, 2019(g) to June 30, 2020

Net asset value, beginning of period	$ 13.45		$ 11.10	$ 12.09

Income From Investment Operations

Net investment income(a)(b)	.06		.16	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42		2.39	(.94)

Net increase (decrease) in net asset value from operations	.48		2.55	(.82)

Less: Dividends

Dividends from net investment income	(.07)		(.20)	(.17)

Net asset value, end of period	$ 13.86		$ 13.45	$ 11.10

Total Return

Total investment return based on net asset value(c)	3.55%		23.17%	(6.91)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$24		$12	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)†	.73	%(e)	.79%	.93	%(e)

Expenses, before waivers/reimbursements(d)†	.73	%(e)	.80%	.97	%(e)

Net investment income(b)	.93	%(e)	1.35%	1.76	%(e)

Portfolio turnover rate	16%		35%	39%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(e)	.00%	.00	%(e)

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to 0.01% and 0.01%, respectively.

(e)	Annualized.

(f)	Amount is less than $0.005.

(g)	Commencement of distribution.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 45

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Kent W. Hargis(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Investment Team. Messrs. Hargis and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 47

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Strategic Core Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 51

Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

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in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The information reviewed by the directors included a pro forma expense ratio that gave effect to the Adviser’s advisory fee and expense cap reductions effective November 5, 2020 for the full fiscal year. The directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 55

NOTES

56 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ISCP-0152-1221

DEC    12.31.21

SEMI-ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2022

This report provides management’s discussion of fund performance for the AB Select US Equity Portfolio for the semi-annual reporting period ended December 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	6 Months	12 Months

AB SELECT US EQUITY PORTFOLIO[1]

Class A Shares	10.91%	29.82%

Class C Shares	10.46%	28.81%

Advisor Class Shares[2]	11.02%	30.09%

Class R Shares[2]	10.71%	29.41%

Class K Shares[2]	10.82%	29.73%

Class I Shares[2]	11.06%	30.13%

S&P 500 Index	11.67%	28.71%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended December 31, 2021, by 0.02% and 0.02%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2021.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Security selection within the consumer-discretionary and communication-services sectors detracted, relative to the benchmark, while strong selection within health care, industrials and technology contributed. From a sector selection perspective, overweights to financials and industrials, as well as an underweight to technology, detracted, while an overweight to communication services and underweights to materials and health care contributed.

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During the 12-month period, all share classes outperformed the benchmark, before sales charges. Strong security selection within the financials, health-care and technology sectors contributed to returns, while selection within consumer discretionary, communication services and industrials detracted. From a sector selection perspective, overweights to financials and energy, as well as an underweight to utilities, contributed, while underweights to real estate and technology, and an overweight to industrials, detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns while emerging markets declined during the six-month period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractive risk-adjusted returns from a flexible approach unconstrained by investment style, with an intense focus on downside risk. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this policy, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that

(continued on next page)

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are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended

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DISCLOSURES AND RISKS (continued)

results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	29.82%	24.28%

5 Years	17.48%	16.46%

10 Years	15.54%	15.04%

CLASS C SHARES

1 Year	28.81%	27.81%

5 Years	16.60%	16.60%

10 Years[1]	14.68%	14.68%

ADVISOR CLASS SHARES[2]

1 Year	30.09%	30.09%

5 Years	17.76%	17.76%

10 Years	15.83%	15.83%

CLASS R SHARES[2]

1 Year	29.41%	29.41%

5 Years	17.14%	17.14%

10 Years	15.22%	15.22%

CLASS K SHARES[2]

1 Year	29.73%	29.73%

5 Years	17.41%	17.41%

10 Years	15.47%	15.47%

CLASS I SHARES[2]

1 Year	30.13%	30.13%

5 Years	17.79%	17.79%

10 Years	15.84%	15.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.51%, 2.27%, 1.26%, 1.88%, 1.69% and 1.26% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.80% and 1.55% for Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated prior to October 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	24.28%

5 Years	16.46%

10 Years	15.04%

CLASS C SHARES

1 Year	27.81%

5 Years	16.60%

10 Years[1]	14.68%

ADVISOR CLASS SHARES[2]

1 Year	30.09%

5 Years	17.76%

10 Years	15.83%

CLASS R SHARES[2]

1 Year	29.41%

5 Years	17.14%

10 Years	15.22%

CLASS K SHARES[2]

1 Year	29.73%

5 Years	17.41%

10 Years	15.47%

CLASS I SHARES[2]

1 Year	30.13%

5 Years	17.79%

10 Years	15.84%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,109.10	$7.81	1.47%
Hypothetical**	$1,000	$1,017.80	$7.48	1.47%
Class C
Actual	$1,000	$1,104.60	$11.78	2.22%
Hypothetical**	$1,000	$1,014.01	$11.27	2.22%
Advisor Class
Actual	$1,000	$1,110.20	$6.49	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class R
Actual	$1,000	$1,107.10	$9.56	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Class K
Actual	$1,000	$1,108.20	$8.24	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class I
Actual	$1,000	$1,110.60	$6.49	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $232.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$15,061,419	6.5%

Apple, Inc.	14,743,637	6.3

Berkshire Hathaway, Inc. – Class B	10,655,164	4.6

Alphabet, Inc. – Class A	10,264,213	4.4

Goldman Sachs Group, Inc. (The)	7,595,148	3.3

Amazon.com, Inc.	7,298,870	3.1

UnitedHealth Group, Inc.	6,600,630	2.8

Johnson & Johnson	6,237,896	2.7

Wells Fargo & Co.	5,932,343	2.6

Meta Platforms, Inc. – Class A	5,299,194	2.3

	$89,688,514	38.6%

1	All data are as of December 31, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

December 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Information Technology – 25.9%
Communications Equipment – 0.8%
F5, Inc.(a)	7,755	$1,897,726

IT Services – 2.7%
PayPal Holdings, Inc.(a)	7,351	1,386,252
Visa, Inc. – Class A	22,513	4,878,792

		6,265,044

Semiconductors & Semiconductor Equipment – 7.0%
Advanced Micro Devices, Inc.(a)	13,864	1,995,030
Broadcom, Inc.	4,199	2,794,056
NVIDIA Corp.	9,052	2,662,284
NXP Semiconductors NV	16,606	3,782,515
QUALCOMM, Inc.	26,988	4,935,295

		16,169,180

Software – 9.1%
Adobe, Inc.(a)	2,368	1,342,798
HashiCorp, Inc.(a)(b)	1,971	179,440
Microsoft Corp.	44,783	15,061,419
Oracle Corp.	25,624	2,234,669
salesforce.com, Inc.(a)	8,692	2,208,898

		21,027,224

Technology Hardware, Storage & Peripherals – 6.3%
Apple, Inc.	83,030	14,743,637

		60,102,811

Financials – 17.3%
Banks – 7.2%
Fifth Third Bancorp	116,233	5,061,947
JPMorgan Chase & Co.	14,869	2,354,506
PNC Financial Services Group, Inc. (The)	17,700	3,549,204
Wells Fargo & Co.	123,642	5,932,343

		16,898,000

Capital Markets – 5.5%
Charles Schwab Corp. (The)	29,663	2,494,658
Goldman Sachs Group, Inc. (The)	19,854	7,595,148
Jefferies Financial Group, Inc.	68,112	2,642,746

		12,732,552

Diversified Financial Services – 4.6%
Berkshire Hathaway, Inc. – Class B(a)	35,636	10,655,164

		40,285,716

Health Care – 12.5%
Health Care Equipment & Supplies – 1.2%
Abbott Laboratories	20,102	2,829,155

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 3.9%
Humana, Inc.	5,097	$2,364,295
UnitedHealth Group, Inc.	13,145	6,600,630

		8,964,925

Life Sciences Tools & Services – 2.8%
Danaher Corp.	5,937	1,953,332
IQVIA Holdings, Inc.(a)	8,967	2,529,950
Thermo Fisher Scientific, Inc.	3,084	2,057,768

		6,541,050

Pharmaceuticals – 4.6%
Eli Lilly & Co.	5,239	1,447,117
Johnson & Johnson	36,464	6,237,896
Pfizer, Inc.	51,003	3,011,727

		10,696,740

		29,031,870

Communication Services – 10.6%
Diversified Telecommunication Services – 1.7%
Comcast Corp. – Class A	75,752	3,812,598

Entertainment – 1.7%
Activision Blizzard, Inc.	12,377	823,442
Netflix, Inc.(a)	2,790	1,680,807
Walt Disney Co. (The)(a)	9,903	1,533,876

		4,038,125

Interactive Media & Services – 6.7%
Alphabet, Inc. – Class A(a)	3,543	10,264,213
Meta Platforms, Inc. – Class A(a)	15,755	5,299,194

		15,563,407

Wireless Telecommunication Services – 0.5%
T-Mobile US, Inc.(a)	9,714	1,126,630

		24,540,760

Consumer Discretionary – 9.2%
Hotels, Restaurants & Leisure – 1.3%
Booking Holdings, Inc.(a)	580	1,391,553
McDonald’s Corp.	6,115	1,639,248

		3,030,801

Internet & Direct Marketing Retail – 3.1%
Amazon.com, Inc.(a)	2,189	7,298,870

Multiline Retail – 1.7%
Target Corp.	16,942	3,921,057

Specialty Retail – 3.1%
Home Depot, Inc. (The)	6,799	2,821,653

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Lowe’s Cos., Inc.	11,240	$2,905,315
Ross Stores, Inc.	12,952	1,480,155

		7,207,123

		21,457,851

Industrials – 8.5%
Aerospace & Defense – 2.1%
Boeing Co. (The)(a)	3,960	797,227
Raytheon Technologies Corp.	47,678	4,103,169

		4,900,396

Commercial Services & Supplies – 0.8%
Republic Services, Inc. – Class A	13,514	1,884,527

Industrial Conglomerates – 1.0%
Honeywell International, Inc.	11,410	2,379,099

Professional Services – 1.0%
Jacobs Engineering Group, Inc.	16,325	2,272,930

Road & Rail – 3.6%
CSX Corp.	17,204	646,871
Norfolk Southern Corp.	14,224	4,234,627
Union Pacific Corp.	13,155	3,314,139

		8,195,637

		19,632,589

Consumer Staples – 6.2%
Beverages – 1.7%
PepsiCo, Inc.	23,040	4,002,278

Food & Staples Retailing – 2.6%
Costco Wholesale Corp.	2,404	1,364,751
Walmart, Inc.	32,804	4,746,411

		6,111,162

Household Products – 1.6%
Procter & Gamble Co. (The)	22,072	3,610,538

Personal Products – 0.3%
Estee Lauder Cos., Inc. (The) – Class A	1,909	706,712

		14,430,690

Energy – 5.6%
Energy Equipment & Services – 0.4%
Schlumberger NV	32,015	958,849

Oil, Gas & Consumable Fuels – 5.2%
Chevron Corp.	25,851	3,033,615
EOG Resources, Inc.	44,945	3,992,464
Exxon Mobil Corp.	41,063	2,512,645

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Pioneer Natural Resources Co.		13,292	$2,417,549

			11,956,273

			12,915,122

Utilities – 1.2%
Electric Utilities – 1.2%
NextEra Energy, Inc.		29,779	2,780,167

Real Estate – 0.6%
Equity Real Estate Investment Trusts (REITs) – 0.6%
SBA Communications Corp.		3,507	1,364,293

Total Common Stocks (cost $138,066,679)			226,541,869

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $5,286,422)		5,286,422	5,286,422

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman 0.00%, 01/03/2022	HKD	153	19,600
Citibank, London (0.97)%, 01/03/2022	EUR	35	39,988
0.01%, 01/04/2022	GBP	41	55,737
Royal Bank of Canada, Toronto 0.01%, 01/04/2022	CAD	5	4,118
Sumitomo, Tokyo (0.34)%, 01/04/2022	JPY	1,522	13,232

Total Time Deposits (cost $132,675)			132,675

Total Short-Term Investments (cost $5,419,097)			5,419,097

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $143,485,776)			231,960,966

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $171,864)	171,864	$171,864

Total Investments – 100.0% (cost $143,657,640)		232,132,830
Other assets less liabilities – 0.0%		(13,900)

Net Assets – 100.0%		$232,118,930

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	Affiliated investments.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2021 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $138,199,354)	$226,674,544	(a)
Affiliated issuers (cost $5,458,286—including investment of cash collateral for securities loaned of $171,864)	5,458,286
Receivable for investment securities sold	1,367,152
Receivable for capital stock sold	266,319
Unaffiliated dividends receivable	114,029
Affiliated dividends receivable	32

Total assets	233,880,362

Liabilities
Due to Custodian (includes foreign currency overdraft of $31 with a cost of $34)	37
Payable for investment securities purchased	1,160,736
Advisory fee payable	192,448
Payable for collateral received on securities loaned	171,864
Payable for capital stock redeemed	50,350
Administrative fee payable	44,851
Distribution fee payable	12,620
Transfer Agent fee payable	2,586
Directors’ fee payable	85
Accrued expenses	125,855

Total liabilities	1,761,432

Net Assets	$232,118,930

Composition of Net Assets
Capital stock, at par	$1,167
Additional paid-in capital	139,299,268
Distributable earnings	92,818,495

	$232,118,930

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$23,148,405	1,159,150	$19.97	*

C	$9,255,723	515,796	$17.94

Advisor	$192,416,831	9,628,599	$19.98

R	$44,872	2,345	$19.14

K	$1,324,647	67,472	$19.63

I	$5,928,452	300,977	$19.70

(a)	Includes securities on loan with value of $169,334 (See Note E).

*	The maximum offering price per share for Class A shares was $20.86, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 17

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,391)	$1,586,701
Affiliated issuers	219
Securities lending income	570	$1,587,490

Expenses
Advisory fee (see Note B)	1,125,809
Distribution fee—Class A	25,129
Distribution fee—Class C	47,676
Distribution fee—Class R	128
Distribution fee—Class K	1,721
Transfer agency—Class A	2,271
Transfer agency—Class C	1,213
Transfer agency—Advisor Class	21,281
Transfer agency—Class R	51
Transfer agency—Class K	1,377
Transfer agency—Class I	564
Custody and accounting	54,687
Registration fees	47,020
Administrative	46,937
Audit and tax	23,763
Legal	16,871
Printing	14,576
Directors’ fees	10,626
Miscellaneous	7,561

Total expenses	1,449,261
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(2,123)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(8)

Net expenses		1,447,130

Net investment income		140,360

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		19,890,387
Foreign currency transactions		(9)
Net change in unrealized appreciation/depreciation on:
Investments		3,320,004
Foreign currency denominated assets and liabilities		(3,515)

Net gain on investment and foreign currency transactions		23,206,867

Net Increase in Net Assets from Operations		$23,347,227

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$140,360	$149,367
Net realized gain on investment and foreign currency transactions	19,890,378	42,295,447
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	3,316,489	31,053,592

Net increase in net assets from operations	23,347,227	73,498,406
Distributions to Shareholders
Class A	(4,092,213)	(426,922)
Class C	(1,967,369)	(293,236)
Advisor Class	(37,427,860)	(5,207,495)
Class R	(9,260)	(886)
Class K	(260,189)	(31,288)
Class I	(1,146,107)	(165,778)
Capital Stock Transactions
Net increase (decrease)	36,900,265	(48,672,280)

Total increase	15,344,494	18,700,521
Net Assets
Beginning of period	216,774,436	198,073,915

End of period	$232,118,930	$216,774,436

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2021:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$60,102,811		$	– 0	–	$	– 0	–	$60,102,811
Financials	40,285,716			– 0	–		– 0	–	40,285,716
Health Care	29,031,870			– 0	–		– 0	–	29,031,870
Communication Services	24,540,760			– 0	–		– 0	–	24,540,760
Consumer Discretionary	21,457,851			– 0	–		– 0	–	21,457,851
Industrials	19,632,589			– 0	–		– 0	–	19,632,589
Consumer Staples	14,430,690			– 0	–		– 0	–	14,430,690
Energy	12,915,122			– 0	–		– 0	–	12,915,122
Utilities	2,780,167			– 0	–		– 0	–	2,780,167
Real Estate	1,364,293			– 0	–		– 0	–	1,364,293
Short-Term Investments:
Investment Companies	5,286,422			– 0	–		– 0	–	5,286,422
Time Deposits	– 0	–		132,675			– 0	–	132,675
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	171,864			– 0	–		– 0	–	171,864

Total Investments in Securities	232,000,155			132,675			– 0	–	232,132,830
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$232,000,155			$132,675		$	– 0	–	$232,132,830

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to

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NOTES TO FINANCIAL STATEMENTS (continued)

interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2021, such reimbursements/waivers amounted to $687. The Expense Caps may not be terminated before October 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2021, the reimbursement for such services amounted to $46,937.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $13,074 for the six months ended December 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,577 from the sale of Class A shares and received $4 and $476 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2021, such waiver amounted to $1,436.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2021 is as follows:

Fund	Market Value 6/30/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,606		$20,205	$19,525	$5,286	$0	**
Government Money Market Portfolio*	– 0	–	6,390	6,218	172	0	**

Total					$5,458	$0	**

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. As of November 1, 2021, with respect to class R, payments to the Distributor are voluntarily being limited to .40% of the average net assets attributable to Class R. For the year ended December 31, 2021, such waiver amounted to $8. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $113,785, $0 and $3,207 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$150,602,249		$159,348,033
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$88,582,725
Gross unrealized depreciation	(107,535)

Net unrealized appreciation	$88,475,190

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

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NOTES TO FINANCIAL STATEMENTS (continued)

to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2021 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$169,334	$171,864	$	– 0	–	$565	$5	$0	**

*	As of December 31, 2021.

**	Amount is less than $1.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class A
Shares sold	170,731	272,417	$3,556,789	$5,550,293

Shares issued in reinvestment of distributions	186,375	20,903	3,679,042	386,573

Shares converted from Class C	47,964	79,829	1,132,278	1,598,446

Shares redeemed	(91,670)	(249,849)	(2,075,281)	(5,002,941)

Net increase	313,400	123,300	$6,292,828	$2,532,371

Class C
Shares sold	25,410	51,700	$539,715	$975,350

Shares issued in reinvestment of distributions	99,214	15,009	1,761,039	256,807

Shares converted to Class A	(52,173)	(86,329)	(1,132,278)	(1,598,446)

Shares redeemed	(9,794)	(86,949)	(201,011)	(1,458,085)

Net increase (decrease)	62,657	(106,569)	$967,465	$(1,824,374)

Advisor Class
Shares sold	87,979	1,292,033	$1,935,583	$23,637,823

Shares issued in reinvestment of dividends and distributions	1,747,540	267,344	34,513,913	4,935,169

Shares redeemed	(352,672)	(4,091,506)	(7,989,424)	(77,467,354)

Net increase (decrease)	1,482,847	(2,532,129)	$28,460,072	$(48,894,362)

Class R
Shares sold	34	1,044	$725	$19,173

Shares issued in reinvestment of distributions	375	15	7,091	277

Shares redeemed	(551)	(13)	(12,029)	(244)

Net increase (decrease)	(142)	1,046	$(4,213)	$19,206

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended December 31, 2021 (unaudited)		Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)			Year Ended June 30, 2021

Class K
Shares sold	2,023		42,815		$45,117		$789,404

Shares issued in reinvestment of distributions	13,405		1,714		260,187		31,287

Shares redeemed	(11,707)		(45,078)		(267,296)		(825,968)

Net increase (decrease)	3,721		(549)		$38,008		$(5,277)

Class I
Shares sold	– 0	–	10	$	– 0	–	$187

Shares issued in reinvestment of dividends and distributions	58,866		9,084		1,146,105		165,778

Shares redeemed	– 0	–	(32,483)		– 0	–	(665,809)

Net increase (decrease)	58,866		(23,389)		$1,146,105		$(499,844)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments

32 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2022 will be determined at the end of the current fiscal year.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$3,316,984	$5,550,516
Net long-term capital gains	2,808,621	9,800,218

Total taxable distributions paid	$6,125,605	$15,350,734

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$16,618,286
Undistributed capital gains	17,477,626
Unrealized appreciation/(depreciation)	80,278,354	(a)

Total accumulated earnings/(deficit)	$114,374,266

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.32	$ 16.19	$ 16.81	$ 17.15	$ 16.54	$ 14.70

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	(.03)	.05	.05	.05	.06

Net realized and unrealized gain on investment and foreign currency transactions	2.38	6.76	.68	1.32	2.39	2.32
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.37	6.73	.73	1.37	2.44	2.38

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.07)	(.05)	(.03)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(4.72)	(.60)	(1.35)	(1.71)	(1.83)	(.54)

Net asset value, end of period	$ 19.97	$ 22.32	$ 16.19	$ 16.81	$ 17.15	$ 16.54

Total Return

Total investment return based on net asset value(d)*	10.91%	42.31%	4.18%	9.08%	15.03%	16.47%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,148	$18,875	$11,699	$10,765	$12,060	$11,694

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.47	%(f)	1.51%	1.53%	1.50%	1.45%	1.45%

Expenses, before waivers/reimbursements(e)†	1.47	%(f)	1.51%	1.53%	1.50%	1.46%	1.45%

Net investment income (loss)(b)	(.06	)%(f)	(.13)%	.28%	.28%	.31%	.37%

Portfolio turnover rate	69%	148%	183%	209%	236%	292%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.02%	.02%	.02%

See footnote summary on page 41.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 20.57	$ 15.07	$ 15.78	$ 16.28	$ 15.87	$ 14.23

Income From Investment Operations

Net investment loss(a)(b)	(.09)	(.16)	(.07)	(.07)	(.07)	(.05)

Net realized and unrealized gain on investment and foreign currency transactions	2.18	6.26	.64	1.23	2.28	2.23
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.09	6.10	.57	1.16	2.21	2.18

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Net asset value, end of period	$ 17.94	$ 20.57	$ 15.07	$ 15.78	$ 16.28	$ 15.87

Total Return

Total investment return based on net asset value(d)*	10.46%	41.25%	3.36%	8.27%	14.19%	15.59%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,256	$9,319	$8,437	$11,463	$12,825	$10,647

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	2.22	%(f)	2.26%	2.27%	2.25%	2.21%	2.20%

Expenses, before waivers/reimbursements(e)†	2.22	%(f)	2.27%	2.28%	2.25%	2.21%	2.21%

Net investment loss(b)	(.82	)%(f)	(.88)%	(.45)%	(.47)%	(.45)%	(.33)%

Portfolio turnover rate	69%	148%	183%	209%	236%	292%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.02%	.02%	.02%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.32	$ 16.17	$ 16.78	$ 17.14	$ 16.53	$ 14.73

Income From Investment Operations

Net investment income(a)(b)	.02	.03	.09	.09	.10	.10

Net realized and unrealized gain on investment and foreign currency transactions	2.37	6.74	.69	1.31	2.38	2.33
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.39	6.77	.78	1.40	2.48	2.43

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.02)	(.11)	(.10)	(.07)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(4.73)	(.62)	(1.39)	(1.76)	(1.87)	(.63)

Net asset value, end of period	$ 19.98	$ 22.32	$ 16.17	$ 16.78	$ 17.14	$ 16.53

Total Return

Total investment return based on net asset value(d)*	11.02%	42.63%	4.44%	9.34%	15.33%	16.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$192,417	$181,782	$172,643	$196,566	$186,570	$239,659

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.22	%(f)	1.26%	1.27%	1.25%	1.20%	1.20%

Expenses, before waivers/reimbursements(e)†	1.22	%(f)	1.26%	1.27%	1.25%	1.21%	1.20%

Net investment income(b)	.19	%(f)	.13%	.54%	.53%	.56%	.67%

Portfolio turnover rate	69%	148%	183%	209%	236%	292%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.02%	.02%	.02%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 21.60	$ 15.73	$ 16.37	$ 16.76	$ 16.22	$ 14.48

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	(.08)	.00	(c)	(.00	)(c)	.00	(c)	.02

Net realized and unrealized gain on investment and foreign currency transactions	2.30	6.55	.67	1.28	2.34	2.28
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.26	6.47	.67	1.28	2.34	2.30

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.03)	(.01)	– 0	–	(.02)

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(4.72)	(.60)	(1.31)	(1.67)	(1.80)	(.56)

Net asset value, end of period	$ 19.14	$ 21.60	$ 15.73	$ 16.37	$ 16.76	$ 16.22

Total Return

Total investment return based on net asset value(d)*	10.71%	41.95%	3.87%	8.77%	14.71%	16.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$45	$54	$23	$19	$17	$16

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.80	%(f)	1.80%	1.80%	1.78%	1.76%	1.74%

Expenses, before waivers/reimbursements(e)†	1.91	%(f)	1.88%	1.86%	1.78%	1.76%	1.74%

Net investment income (loss)(b)	(.39	)%(f)	(.43)%	.01%	(.02)%	.01%	.12%

Portfolio turnover rate	69%	148%	183%	209%	236%	292%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.02%	.02%	.02%

See footnote summary on page 41.

38 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.02	$ 15.99	$ 16.59	$ 16.92	$ 16.33	$ 14.56

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	(.03)	.04	.03	.04	.05

Net realized and unrealized gain on investment and foreign currency transactions	2.35	6.66	.68	1.30	2.35	2.29
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.33	6.63	.72	1.33	2.39	2.34

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	(.03)

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(4.72)	(.60)	(1.32)	(1.66)	(1.80)	(.57)

Net asset value, end of period	$ 19.63	$ 22.02	$ 15.99	$ 16.59	$ 16.92	$ 16.33

Total Return

Total investment return based on net asset value(d)*	10.82%	42.28%	4.16%	8.99%	14.94%	16.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,325	$1,404	$1,028	$875	$2,806	$2,636

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.55	%(f)	1.55%	1.55%	1.55%	1.54%	1.55%

Expenses, before waivers/reimbursements(e)†	1.65	%(f)	1.69%	1.70%	1.66%	1.63%	1.62%

Net investment income (loss)(b)	(.16	)%(f)	(.17)%	.26%	.18%	.22%	.32%

Portfolio turnover rate	69%	148%	183%	209%	236%	292%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.02%	.02%	.02%

See footnote summary on page 41.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.06	$ 15.99	$ 16.60	$ 16.97	$ 16.38	$ 14.61

Income From Investment Operations

Net investment income(a)(b)	.02	.02	.09	.09	.10	.11

Net realized and unrealized gain on investment and foreign currency transactions	2.35	6.67	.68	1.30	2.36	2.29
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.37	6.69	.77	1.39	2.46	2.40

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.02)	(.10)	(.10)	(.07)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	(4.72)	(.60)	(1.28)	(1.66)	(1.80)	(.54)

Total dividends and distributions	(4.73)	(.62)	(1.38)	(1.76)	(1.87)	(.63)

Net asset value, end of period	$ 19.70	$ 22.06	$ 15.99	$ 16.60	$ 16.97	$ 16.38

Total Return

Total investment return based on net asset value(d)*	11.06%	42.62%	4.45%	9.38%	15.35%	16.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,928	$5,340	$4,244	$5,401	$39,104	$15,121

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.22	%(f)	1.26%	1.26%	1.23%	1.21%	1.19%

Expenses, before waivers/reimbursements(e)†	1.22	%(f)	1.26%	1.27%	1.24%	1.22%	1.19%

Net investment income(b)	.20	%(f)	.13%	.56%	.55%	.57%	.72%

Portfolio turnover rate	69%	148%	183%	209%	236%	292%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.02%	.02%	.02%

See footnote summary on page 41.

40 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to 0.01%.

(f)	Annualized.

*

Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the six months ended December 31, 2021, years ended June 30, 2020 and June 30, 2018 by 0.02%, 0.03% and 0.02%, respectively.

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 41

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 43

been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 47

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 51

NOTES

52 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUE-0152-1221

DEC    12.31.21

SEMI-ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2022

This report provides management’s discussion of fund performance for the AB Select US Long/Short Portfolio for the semi-annual reporting period ended December 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	6 Months	12 Months

AB SELECT US LONG/SHORT PORTFOLIO

Class A Shares	6.36%	17.39%

Class C Shares	6.00%	16.46%

Advisor Class Shares[1]	6.47%	17.55%

Class R Shares[1]	6.18%	16.97%

Class K Shares[1]	6.50%	17.45%

Class I Shares[1]	6.52%	17.65%

S&P 500 Index	11.67%	28.71%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2021.

During the six-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 64% to 68%, ending the period at 64%. The Fund’s below-market exposure led to underperformance, relative to the fully invested benchmark. Security selection within the Fund’s long holdings detracted from absolute returns, while selection within the Fund’s short holdings contributed. Within the Fund’s long holdings, security selection within the communication-services, financials and consumer-discretionary sectors detracted, while selection within technology, consumer staples and health care contributed. Within the Fund’s short holdings, selection within consumer discretionary, financials and technology contributed to absolute returns.

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During the 12-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 58% to 70%, ending the period at 64%. The Fund’s below-market exposure led to underperformance, relative to the fully invested benchmark. Security selection within both the Fund’s long and short holdings contributed to absolute returns. Within the Fund’s long holdings, security selection within the financials, technology and energy sectors contributed, while selection within communication services, consumer discretionary and industrials detracted. Within the Fund’s short holdings, selection within consumer discretionary, financials and communication services contributed, as did its market hedges, while selection within technology, real estate and health care detracted.

The Fund utilized derivatives in the form of futures for hedging purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns while emerging markets declined during the six-month period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on absolute returns, using a flexible approach to participate in market upside while seeking to mitigate the downside. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

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INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

The Adviser selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

(continued on next page)

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The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected

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DISCLOSURES AND RISKS (continued)

to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE RETURNS AS OF DECEMBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	17.39%	12.39%

5 Years	10.67%	9.72%

Since Inception[1]	8.78%	8.26%

CLASS C SHARES

1 Year	16.46%	15.46%

5 Years	9.84%	9.84%

Since Inception[1,2]	7.97%	7.97%

ADVISOR CLASS SHARES[3]

1 Year	17.55%	17.55%

5 Years	10.94%	10.94%

Since Inception[1]	9.05%	9.05%

CLASS R SHARES[3]

1 Year	16.97%	16.97%

5 Years	10.37%	10.37%

Since Inception[1]	8.50%	8.50%

CLASS K SHARES[3]

1 Year	17.45%	17.45%

5 Years	10.67%	10.67%

Since Inception[1]	8.79%	8.79%

CLASS I SHARES[3]

1 Year	17.65%	17.65%

5 Years	10.98%	10.98%

Since Inception[1]	9.09%	9.09%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.90%, 2.65%, 1.65%, 2.20%, 1.87% and 1.64% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/12/2012.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	12.39%

5 Years	9.72%

Since Inception[1]	8.26%

CLASS C SHARES

1 Year	15.46%

5 Years	9.84%

Since Inception[1,2]	7.97%

ADVISOR CLASS SHARES[3]

1 Year	17.55%

5 Years	10.94%

Since Inception[1]	9.05%

CLASS R SHARES[3]

1 Year	16.97%

5 Years	10.37%

Since Inception[1]	8.50%

CLASS K SHARES[3]

1 Year	17.45%

5 Years	10.67%

Since Inception[1]	8.79%

CLASS I SHARES[3]

1 Year	17.65%

5 Years	10.98%

Since Inception[1]	9.09%

1	Inception date: 12/12/2012.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$ 1,000	$1,063.60	$9.57	1.84%	$9.67	1.86%
Hypothetical**	$ 1,000	$1,015.93	$9.35	1.84%	$9.45	1.86%

10 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$ 1,000	$1,060.00	$13.45	2.59%	$13.55	2.61%
Hypothetical**	$ 1,000	$1,012.15	$13.14	2.59%	$13.24	2.61%
Advisor Class
Actual	$ 1,000	$1,064.70	$8.27	1.59%	$8.38	1.61%
Hypothetical**	$ 1,000	$1,017.19	$8.08	1.59%	$8.19	1.61%
Class R
Actual	$ 1,000	$1,061.80	$11.12	2.14%	$11.23	2.16%
Hypothetical**	$ 1,000	$1,014.42	$10.87	2.14%	$10.97	2.16%
Class K
Actual	$ 1,000	$1,065.00	$8.59	1.65%	$8.69	1.67%
Hypothetical**	$ 1,000	$1,016.89	$8.39	1.65%	$8.49	1.67%
Class I
Actual	$ 1,000	$1,065.20	$8.12	1.56%	$8.22	1.58%
Hypothetical**	$ 1,000	$1,017.34	$7.93	1.56%	$8.03	1.58%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,643.0

SECTOR BREAKDOWN1

	Long	Short

Communication Services	8.0%	-0.0%

Consumer Discretionary	7.1	-0.0

Consumer Staples	4.7	—

Energy	3.5	—

Financials	11.0	-0.0

Health Care	8.2	-0.0

Industrials	6.2	-0.0

Information Technology	16.9	—

Real Estate	0.4	-0.1

Utilities	0.7	—

TEN LARGEST HOLDINGS1

Long		Short
Company		Company

Microsoft Corp.	4.0%	Rent the Runway, Inc.	-0.0%

Apple, Inc.	3.9	DraftKings, Inc.	-0.0

Berkshire Hathaway, Inc. – Class B	2.8	Regency Centers Corp.	-0.0

Alphabet, Inc. – Class A	2.7	Acadia Realty Trust	-0.0

Goldman Sachs Group, Inc. (The)	2.0	Chatham Lodging Trust	-0.0

Amazon.com, Inc.	1.9	Laboratory Corp. of America Holdings	-0.0

UnitedHealth Group, Inc.	1.7	Stryker Corp.	-0.0

Johnson & Johnson	1.6	Agree Realty Corp.	-0.0

Wells Fargo & Co.	1.6	Snap-on, Inc.	-0.0

Meta Platforms, Inc. – Class A	1.4	AMC Entertainment Holdings, Inc. – Class A	-0.0

1	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.7%
Information Technology – 16.9%
Communications Equipment – 0.8%
Cisco Systems, Inc./Delaware	89,389	$5,664,581
F5, Inc.(a)	33,429	8,180,410

		13,844,991

IT Services – 1.8%
International Business Machines Corp.	12,269	1,639,875
PayPal Holdings, Inc.(a)	31,687	5,975,535
Stripe, Inc.(a)(b)(c)	24,598	967,070
Visa, Inc. – Class A	97,040	21,029,538

		29,612,018

Semiconductors & Semiconductor Equipment – 4.9%
Advanced Micro Devices, Inc.(a)	59,760	8,599,464
Broadcom, Inc.	18,099	12,043,256
Intel Corp.	203,262	10,467,993
NVIDIA Corp.	39,022	11,476,760
NXP Semiconductors NV	71,580	16,304,492
QUALCOMM, Inc.	116,327	21,272,719

		80,164,684

Software – 5.5%
Adobe, Inc.(a)	10,211	5,790,250
HashiCorp, Inc.(a)	13,868	1,262,543
Microsoft Corp.	193,052	64,927,248
Oracle Corp.	110,443	9,631,734
salesforce.com, Inc.(a)	37,465	9,520,980

		91,132,755

Technology Hardware, Storage & Peripherals – 3.9%
Apple, Inc.(d)	357,873	63,547,509

		278,301,957

Financials – 11.0%
Banks – 4.4%
Fifth Third Bancorp	500,979	21,817,636
JPMorgan Chase & Co.	64,087	10,148,176
PNC Financial Services Group, Inc. (The)	76,302	15,300,077
Wells Fargo & Co.	534,039	25,623,191

		72,889,080

Capital Markets – 3.6%
Apollo Global Management, Inc.(e)	56,224	4,072,304
Charles Schwab Corp. (The)	127,857	10,752,774
Goldman Sachs Group, Inc. (The)	85,563	32,732,126
Jefferies Financial Group, Inc.	293,575	11,390,710

		58,947,914

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 2.8%
Berkshire Hathaway, Inc. – Class B(a)	153,608	$45,928,792

Insurance – 0.2%
Arch Capital Group Ltd.(a)	70,498	3,133,636

		180,899,422

Health Care – 8.2%
Biotechnology – 0.1%
Vertex Pharmaceuticals, Inc.(a)	7,783	1,709,147

Health Care Equipment & Supplies – 0.7%
Abbott Laboratories	86,645	12,194,417

Health Care Providers & Services – 2.4%
Humana, Inc.	21,977	10,194,251
UnitedHealth Group, Inc.	56,646	28,444,223

		38,638,474

Life Sciences Tools & Services – 1.7%
Danaher Corp.	25,592	8,420,024
IQVIA Holdings, Inc.(a)	38,653	10,905,557
Thermo Fisher Scientific, Inc.	13,298	8,872,958

		28,198,539

Pharmaceuticals – 3.3%
Eli Lilly & Co.	22,585	6,238,429
Johnson & Johnson	157,249	26,900,586
Merck & Co., Inc.	98,782	7,570,652
Pfizer, Inc.	219,831	12,981,021

		53,690,688

		134,431,265

Communication Services – 8.0%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	189,516	4,662,093
Comcast Corp. – Class A	326,502	16,432,846

		21,094,939

Entertainment – 2.0%
Activision Blizzard, Inc.(d)	53,348	3,549,242
Epic Games, Inc.(a)(b)(c)	16,766	14,946,889
Netflix, Inc.(a)	12,031	7,247,956
Walt Disney Co. (The)(a)	42,689	6,612,099

		32,356,186

Interactive Media & Services – 4.2%
Alphabet, Inc. – Class A(a)	15,276	44,255,183
Meta Platforms, Inc. – Class A(a)	67,912	22,842,201
Pinterest, Inc. – Class A(a)	51,950	1,888,383

		68,985,767

14 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 0.2%
Discovery, Inc. – Class C(a)	70,023	$1,603,527
ViacomCBS, Inc. – Class B	85,616	2,583,891

		4,187,418

Wireless Telecommunication Services – 0.3%
T-Mobile US, Inc.(a)	42,030	4,874,639

		131,498,949

Consumer Discretionary – 7.1%
Hotels, Restaurants & Leisure – 0.8%
Booking Holdings, Inc.(a)	2,506	6,012,471
McDonald’s Corp.	26,358	7,065,789

		13,078,260

Internet & Direct Marketing Retail – 1.9%
Amazon.com, Inc.(a)	9,445	31,492,841

Multiline Retail – 1.7%
Dollar General Corp.	24,775	5,842,688
Dollar Tree, Inc.(a)	32,426	4,556,502
Target Corp.	73,025	16,900,906

		27,300,096

Specialty Retail – 2.2%
Dick’s Sporting Goods, Inc.(e)	50,499	5,806,880
Home Depot, Inc. (The)	29,313	12,165,188
Lowe’s Cos., Inc.	48,467	12,527,750
Ross Stores, Inc.	55,829	6,380,138

		36,879,956

Textiles, Apparel & Luxury Goods – 0.5%
NIKE, Inc. – Class B	40,236	6,706,134
PLBY Group, Inc.(a)	46,752	1,245,473

		7,951,607

		116,702,760

Industrials – 6.2%
Aerospace & Defense – 1.7%
Boeing Co. (The)(a)	17,070	3,436,533
Howmet Aerospace, Inc.	47,333	1,506,609
Northrop Grumman Corp.	12,585	4,871,276
Raytheon Technologies Corp.	205,505	17,685,760

		27,500,178

Commercial Services & Supplies – 0.5%
Republic Services, Inc. – Class A	58,256	8,123,799

Industrial Conglomerates – 0.6%
Honeywell International, Inc.	49,180	10,254,522

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 0.9%
Jacobs Engineering Group, Inc.	70,366	$9,797,058
KBR, Inc.	104,982	4,999,243

		14,796,301

Road & Rail – 2.5%
Canadian National Railway Co.	21,002	2,580,306
CSX Corp.	137,038	5,152,629
Norfolk Southern Corp.	61,317	18,254,684
Union Pacific Corp.	56,701	14,284,683

		40,272,302

		100,947,102

Consumer Staples – 4.7%
Beverages – 1.0%
PepsiCo, Inc.	99,312	17,251,487

Food & Staples Retailing – 2.3%
Albertsons Cos., Inc.	147,882	4,464,558
Costco Wholesale Corp.	10,369	5,886,481
Kroger Co. (The)	138,305	6,259,684
Walmart, Inc.	141,392	20,458,009

		37,068,732

Food Products – 0.3%
General Mills, Inc.	73,163	4,929,723

Household Products – 0.9%
Procter & Gamble Co. (The)	95,141	15,563,165

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	8,232	3,047,486

		77,860,593

Energy – 3.5%
Energy Equipment & Services – 0.3%
Schlumberger NV	138,067	4,135,107

Oil, Gas & Consumable Fuels – 3.2%
Chevron Corp.	111,525	13,087,459
Denbury, Inc.(a)	22,558	1,727,717
EOG Resources, Inc.	193,976	17,230,888
Exxon Mobil Corp.	177,142	10,839,319
Pioneer Natural Resources Co.	57,306	10,422,815

		53,308,198

		57,443,305

Utilities – 0.7%
Electric Utilities – 0.7%
NextEra Energy, Inc.	128,358	11,983,503

16 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 0.4%
Equity Real Estate Investment Trusts (REITs) – 0.4%
SBA Communications Corp.	15,118	$5,881,204

Real Estate Management & Development – 0.0%
Digital World Acquisition Corp.(a)(e)	4,855	249,693

		6,130,897

Total Common Stocks (cost $986,194,190)		1,096,199,753

WARRANTS – 0.0%
Financials – 0.0%
Capital Markets – 0.0%
Pershing Square Tontine Holdings Ltd., expiring 07/24/2021(a) (cost $52,400)	9,228	12,182

SHORT-TERM INVESTMENTS – 32.9%
Investment Companies – 32.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(h) (cost $533,974,216)	533,974,216	533,974,216

	Principal Amount (000)
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill Zero Coupon, 02/10/2022 (cost $6,999,646)	$7,000	6,999,741

Total Short-Term Investments (cost $540,973,862)		540,973,957

Total Investments Before Securities Lending Collateral – 99.6% (cost $1,527,220,452)		1,637,185,892

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB,(f)(g)(h) (cost $714,693)	714,693	$714,693

Total Investments Before Securities Sold Short – 99.6% (cost $1,527,935,145)		1,637,900,585

SECURITIES SOLD SHORT – (0.1)%
COMMON STOCKS – (0.1)%
Real Estate – (0.1)%
Equity Real Estate Investment Trusts (REITs) – (0.1)%
Acadia Realty Trust	(10,712)	(233,843)
Agree Realty Corp.	(2,032)	(145,003)
Chatham Lodging Trust(a)	(16,543)	(226,970)
Regency Centers Corp.	(3,588)	(270,356)

		(876,172)

Consumer Discretionary – 0.0%
Hotels, Restaurants & Leisure – 0.0%
DraftKings, Inc.(a)	(10,474)	(287,721)

Textiles, Apparel & Luxury Goods – 0.0%
Rent the Runway, Inc.(a)	(48,599)	(396,082)

		(683,803)

Health Care – 0.0%
Health Care Equipment & Supplies – 0.0%
Stryker Corp.	(580)	(155,104)

Health Care Providers & Services – 0.0%
Laboratory Corp. of America Holdings(a)	(712)	(223,717)

		(378,821)

Financials – 0.0%
Banks – 0.0%
HSBC Holdings PLC	(15,963)	(96,233)

Insurance – 0.0%
Lemonade, Inc.(a)	(2,111)	(88,894)

		(185,127)

Industrials – 0.0%
Machinery – 0.0%
Snap-on, Inc.	(580)	(124,920)

18 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 0.0%
Entertainment – 0.0%
AMC Entertainment Holdings, Inc. – Class A(a)	(4,353)	$(118,402)

Total Securities Sold Short (proceeds $2,836,553)		(2,367,245)

Total Investments, Net of Securities Sold Short – 99.5% (cost $1,525,098,592)		1,635,533,340
Other assets less liabilities – 0.5%		7,453,890

Net Assets – 100.0%		$1,642,987,230

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
S&P 500 E-Mini Futures	185	March 2022	$ 44,016,125	$(589,692)

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Position, or a portion thereof, has been segregated to collateralize short sales.

(e)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	The rate shown represents the 7-day yield as of period end.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

December 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $993,246,236)	$1,103,211,676	(a)
Affiliated issuers (cost $534,688,909—including investment of cash collateral for securities loaned of $714,693)	534,688,909
Cash collateral due from broker	6,382,500
Foreign currencies, at value (cost $1,133,869)	1,117,446
Deposit at broker for securities sold short	6,839,036
Receivable for capital stock sold	23,574,695
Receivable for investment securities sold	5,931,794
Unaffiliated dividends receivable	603,365
Receivable for variation margin on futures	92,406
Affiliated dividends receivable	4,280

Total assets	1,682,446,107

Liabilities
Payable for investment securities purchased	32,367,638
Payable for securities sold short, at value (proceeds received $2,836,553)	2,367,245
Advisory fee payable	1,992,129
Payable for capital stock redeemed	1,522,200
Payable for collateral received on securities loaned	714,693
Distribution fee payable	74,862
Foreign capital gains tax payable	55,687
Administrative fee payable	18,772
Transfer Agent fee payable	12,698
Dividend expense payable	4,575
Accrued expenses	328,378

Total liabilities	39,458,877

Net Assets	$1,642,987,230

Composition of Net Assets
Capital stock, at par	$11,387
Additional paid-in capital	1,487,606,871
Distributable earnings	155,368,972

Net Assets	$1,642,987,230

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$122,493,666	8,682,872	$14.11	*

C	$58,311,843	4,524,937	$12.89

Advisor	$1,422,147,714	97,914,179	$14.52

R	$317,423	23,207	$13.68

K	$14,136	1,000.62	$14.13

I	$39,702,448	2,724,039	$14.57

(a)	Includes securities on loan with a value of $9,244,293 (see Note E).

*	The maximum offering price per share for Class A shares was $14.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $16,649)	$7,829,342
Affiliated issuers	23,328
Securities lending income	25,109	$7,877,779

Expenses
Advisory fee (see Note B)	11,506,867
Distribution fee—Class A	146,400
Distribution fee—Class C	299,485
Distribution fee—Class R	763
Distribution fee—Class K	6
Transfer agency—Class A	33,611
Transfer agency—Class C	17,263
Transfer agency—Advisor Class	378,418
Transfer agency—Class R	249
Transfer agency—Class K	4
Transfer agency—Class I	5,850
Custody and accounting	116,902
Registration fees	51,719
Administrative	45,767
Printing	35,320
Audit and tax	25,638
Legal	21,542
Directors’ fees	18,222
Miscellaneous	19,535

Total operating expenses (see Note B)	12,723,561
Dividend expense on securities sold short and interest expense	26,503
Total expenses	12,750,064
Less: expenses waived and reimbursed by the Adviser (see Note B)	(130,554)

Net expenses		12,619,510

Net investment loss		(4,741,731)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		118,159,695
Securities sold short		(83,921)
Futures		(4,380,457)
Foreign currency transactions		(24,356)
Net change in unrealized appreciation/depreciation of:
Investments		(14,171,495)
Securities sold short		1,076,553
Futures		147,079
Foreign currency denominated assets and liabilities		(19,295)

Net gain on investment and foreign currency transactions		100,703,803

Net Increase in Net Assets from Operations		$95,962,072

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(4,741,731)	$(8,746,666)
Net realized gain on investment and foreign currency transactions	113,670,961	205,048,510
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,967,158)	72,810,529
Contributions from Affiliates (see Note B)	– 0	–	20,023

Net increase in net assets from operations	95,962,072	269,132,396
Distributions to Shareholders
Class A	(13,638,794)	(3,987,292)
Class C	(6,975,453)	(2,763,145)
Advisor Class	(149,689,082)	(41,936,613)
Class R	(35,584)	(11,930)
Class K	(1,739)	(595)
Class I	(4,234,326)	(773,878)
Capital Stock Transactions
Net increase	308,973,380	151,025,466

Total increase	230,360,474	370,684,409
Net Assets
Beginning of period	1,412,626,756	1,041,942,347

End of period	$1,642,987,230	$1,412,626,756

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2021:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stocks:
Information Technology	$277,334,887		$	– 0	–	$967,070		$278,301,957
Financials	180,899,422			– 0	–	– 0	–	180,899,422
Health Care	134,431,265			– 0	–	– 0	–	134,431,265
Communication Services	116,552,060			– 0	–	14,946,889		131,498,949
Consumer Discretionary	116,702,760			– 0	–	– 0	–	116,702,760
Industrials	100,947,102			– 0	–	– 0	–	100,947,102
Consumer Staples	77,860,593			– 0	–	– 0	–	77,860,593
Energy	57,443,305			– 0	–	– 0	–	57,443,305
Utilities	11,983,503			– 0	–	– 0	–	11,983,503
Real Estate	6,130,897			– 0	–	– 0	–	6,130,897
Warrants	12,182			– 0	–	– 0	–	12,182
Short-Term Investments:
Investment Companies	533,974,216			– 0	–	– 0	–	533,974,216
U.S. Treasury Bills	– 0	–		6,999,741		– 0	–	6,999,741
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	714,693			– 0	–	– 0	–	714,693
Liabilities:
Common Stocks:
Real Estate	(876,172)			– 0	–	– 0	–	(876,172)
Consumer Discretionary	(683,803)			– 0	–	– 0	–	(683,803)
Health Care	(378,821)			– 0	–	– 0	–	(378,821)
Financials	(88,894)			(96,233)		– 0	–	(185,127)
Industrials	(124,920)			– 0	–	– 0	–	(124,920)
Communication Services	(118,402)			– 0	–	– 0	–	(118,402)

Total Investments in Securities	1,612,715,873			6,903,508		15,913,959		1,635,533,340
Other Financial Instruments(a):
Assets	– 0	–		– 0	–	– 0	–	– 0	–
Liabilities:
Futures	(589,692)			– 0	–	– 0	–	(589,692	)(b)

Total	$1,612,126,181			$6,903,508		$15,913,959		$1,634,943,648

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the first $2.5 billion and 1.475% thereafter of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an annual basis (the “Expense Caps”) to 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2021, such reimbursements/waivers amounted to $85. The Expense Caps may not be terminated by the Adviser before October 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2021, the reimbursement for such services amounted to $45,767.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $104,717 for the six months ended December 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,965 from the sale of Class A shares and received $0 and $3,062 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2021, such waiver amounted to $130,469.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2021 is as follows:

Fund	Market Value 6/30/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$408,365	$356,338	$230,729	$533,974	$23
Government Money Market Portfolio*	5,144	23,558	27,987	715	0	**

Total				$534,689	$23

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended June 30, 2021, the Adviser reimbursed the Fund $20,023 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,605,281, $7,924 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also

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NOTES TO FINANCIAL STATEMENTS (continued)

provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2021, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 840,850,865	$828,747,625	$2,103,169	$602,948

There were no purchases or sales of U.S. government and government agency obligations for the six months ended December 31, 2021.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Appreciation on Securities Sold Short		Net Unrealized Appreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$ 1,525,098,592	$119,998,304	$(10,622,556)	$109,375,748	$469,308	(a)	$109,845,056

(a)	Gross unrealized appreciation was $983,395 and gross unrealized depreciation was $(514,087), resulting in net unrealized appreciation of $469,308.

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for

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NOTES TO FINANCIAL STATEMENTS (continued)

non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended December 31, 2021, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended December 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$589,692	*

Total				$589,692

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,380,457)	$147,079

Total		$(4,380,457)	$147,079

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2021:

Futures:
Average notional amount of sale contracts	$40,136,451

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates

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NOTES TO FINANCIAL STATEMENTS (continued)

that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however,

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NOTES TO FINANCIAL STATEMENTS (continued)

these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 9,244,293	$714,693	$8,954,190	$24,893	$216	$	– 0 –

*	As of December 31, 2021.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30, 2021

Class A
Shares sold	780,582	1,373,092	$11,702,338	$19,077,623

Shares issued in reinvestment of distributions	822,221	261,097	11,527,545	3,475,203

Shares converted from Class C	390,111	947,426	5,931,613	12,792,470

Shares redeemed	(778,578)	(1,835,517)	(11,626,095)	(25,030,963)

Net increase	1,214,336	746,098	$17,535,401	$10,314,333

Class C
Shares sold	333,719	416,283	$4,609,663	$5,426,145

Shares issued in reinvestment of distributions	504,047	206,983	6,456,838	2,562,443

Shares converted to Class A	(422,310)	(1,015,885)	(5,931,613)	(12,792,470)

Shares redeemed	(214,411)	(779,039)	(2,995,232)	(9,886,052)

Net increase (decrease)	201,045	(1,171,658)	$2,139,656	$(14,689,934)

Advisor Class
Shares sold	19,048,389	22,890,452	$290,227,898	$323,314,691

Shares issued in reinvestment of distributions	7,510,020	2,274,290	108,369,595	30,975,825

Shares redeemed	(7,333,158)	(15,293,889)	(112,462,650)	(215,358,758)

Net increase	19,225,251	9,870,853	$286,134,843	$138,931,758

Class R
Shares sold	417	4,216	$6,107	$55,891

Shares issued in reinvestment of distributions	2,616	918	35,581	11,929

Shares redeemed	(2)	(2,449)	(36)	(33,868)

Net increase	3,031	2,685	$41,652	$33,952

36 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Six Months Ended December 31, 2021 (unaudited)		Year Ended June 30, 2021		Six Months Ended December 31, 2021 (unaudited)			Year Ended June 30, 2021

Class K
Shares issued in reinvestment of distributions	– 0	–	0	(a)	$	– 0	–	$0	(b)

Net increase	– 0	–	0	(a)	$	– 0	–	$0	(b)

Class I
Shares sold	5,272		1,499,765			$80,920		$20,799,663

Shares issued in reinvestment of distributions	291,543		56,399			4,221,533		770,418

Shares redeemed	(76,478)		(357,486)			(1,180,625)		(5,134,724)

Net increase	220,337		1,198,678			$3,121,828		$16,435,357

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk— Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered

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NOTES TO FINANCIAL STATEMENTS (continued)

non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2022 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$34,453,240	$24,331,203
Net long-term capital gains	15,020,213	15,473,909

Total taxable distributions paid	$49,473,453	$39,805,112

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$85,162,888
Undistributed capital gains	35,791,936
Unrealized appreciation/(depreciation)	113,027,055	(a)

Total accumulated earnings/(deficit)	$233,981,879

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform

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NOTES TO FINANCIAL STATEMENTS (continued)

(Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2021 (unaudited)		Year Ended June 30,
			2021	2020	2019		2018	2017

Net asset value, beginning of period	$ 14.91		$ 12.48	$ 12.54	$ 12.86		$ 12.28	$ 11.40

Income From Investment Operations

Net investment (loss)(a)(b)	(.06)		(.12)	(.04)	(.00	)(c)	(.04)	(.09)

Net realized and unrealized gain on investment and foreign currency transactions	1.00		3.14	.42	.69		1.26	.97

Contributions from Affiliates	– 0	–	.00 (c)	.00 (c)	– 0	–	.00 (c)	– 0	–

Net increase in net asset value from operations	.94		3.02	.38	.69		1.22	.88

Less: Distributions

Distributions from net realized gain on investment transactions	(1.74)		(.59)	(.44)	(1.01)		(.64)	– 0	–

Net asset value, end of period	$ 14.11		$ 14.91	$ 12.48	$ 12.54		$ 12.86	$ 12.28

Total Return

Total investment return based on net asset value(d)*	6.36%		24.80%	3.11%	5.93%		10.10%	7.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$122,494		$111,374	$83,866	$89,337		$92,102	$113,847

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.84	%^	1.86%	1.91%	1.91%		1.88%	2.11%

Expenses, before waivers/reimbursements(e)(f)‡	1.85	%^	1.88%	1.94%	1.94%		1.94%	2.18%

Net investment (loss)(b)	(.81	)%^	(.90)%	(.28)%	(.00	)%(g)	(.30)%	(.77)%

Portfolio turnover rate (excluding securities sold short)	80%		181%	191%	253%		291%	295%

Portfolio turnover rate (including securities sold short)	80%		181%	207%	266%		346%	528%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.04%		.07%	.08%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.82	$ 11.68	$ 11.85	$ 12.30	$ 11.86	$ 11.09

Income From Investment Operations

Net investment loss(a)(b)	(.11)	(.21)	(.12)	(.09)	(.13)	(.18)

Net realized and unrealized gain on investment and foreign currency transactions	.92	2.94	.39	.65	1.21	.95

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.81	2.73	.27	.56	1.08	.77

Less: Distributions

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)	(.64)	– 0	–

Net asset value, end of period	$ 12.89	$ 13.82	$ 11.68	$ 11.85	$ 12.30	$ 11.86

Total Return

Total investment return based on net asset value(d)*	6.00%	23.91%	2.25%	5.11%	9.34%	6.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$58,312	$59,740	$64,205	$86,097	$98,333	$111,027

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.59	%^	2.61%	2.66%	2.66%	2.63%	2.86%

Expenses, before waivers/reimbursements(e)(f)‡	2.60	%^	2.63%	2.69%	2.69%	2.69%	2.94%

Net investment loss(b)	(1.56	)%^	(1.65)%	(1.01)%	(.76)%	(1.05)%	(1.53)%

Portfolio turnover rate (excluding securities sold short)	80%	181%	191%	253%	291%	295%

Portfolio turnover rate (including securities sold short)	80%	181%	207%	266%	346%	528%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.04%	.07%	.08%

See footnote summary on page 48.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 15.29	$ 12.74	$ 12.78	$ 13.06	$ 12.43	$ 11.51

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	(.09)	(.00	)(c)	.03	(.01)	(.06)

Net realized and unrealized gain on investment and foreign currency transactions	1.01	3.23	.42	.70	1.28	.98

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.97	3.14	.42	.73	1.27	.92

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)	(.64)	– 0	–

Total dividends and distributions	(1.74)	(.59)	(.46)	(1.01)	(.64)	– 0	–

Net asset value, end of period	$ 14.52	$ 15.29	$ 12.74	$ 12.78	$ 13.06	$ 12.43

Total Return

Total investment return based on net asset value(d)*	6.47%	25.17%	3.27%	6.24%	10.39%	7.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,422,148	$1,202,820	$876,972	$902,381	$762,575	$692,136

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.59	%^	1.61%	1.66%	1.66%	1.64%	1.86%

Expenses, before waivers/reimbursements(e)(f)‡	1.60	%^	1.63%	1.69%	1.69%	1.69%	1.94%

Net investment income (loss)(b)	(.56	)%^	(.65)%	(.03)%	.24%	(.04)%	(.53)%

Portfolio turnover rate (excluding securities sold short)	80%	181%	191%	253%	291%	295%

Portfolio turnover rate (including securities sold short)	80%	181%	207%	266%	346%	528%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.04%	.07%	.08%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.53	$ 12.20	$ 12.30	$ 12.67	$ 12.14	$ 11.30

Income From Investment Operations

Net investment loss(a)(b)	(.08)	(.16)	(.06)	(.03)	(.07)	(.13)

Net realized and unrealized gain on investment and foreign currency transactions	.97	3.08	.40	.67	1.24	.97

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.89	2.92	.34	.64	1.17	.84

Less: Distributions

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)	(.64)	– 0	–

Net asset value, end of period	$ 13.68	$ 14.53	$ 12.20	$ 12.30	$ 12.67	$ 12.14

Total Return

Total investment return based on net asset value(d)*	6.18%	24.55%	2.75%	5.69%	9.80%	7.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$317	$293	$213	$283	$455	$391

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.14	%^	2.13%	2.16%	2.16%	2.15%	2.44%

Expenses, before waivers/reimbursements(e)(f)‡	2.21	%^	2.18%	2.20%	2.34%	2.38%	2.56%

Net investment loss(b)	(1.11	)%^	(1.17)%	(.51)%	(.28)%	(.55)%	(1.09)%

Portfolio turnover rate (excluding securities sold short)	80%	181%	191%	253%	291%	295%

Portfolio turnover rate (including securities sold short)	80%	181%	207%	266%	346%	528%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.04%	.07%	.08%

See footnote summary on page 48.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2021 (unaudited)		Year Ended June 30,
			2021	2020	2019		2018	2017

Net asset value, beginning of period	$ 14.92		$ 12.48	$ 12.54	$ 12.86		$ 12.28	$ 11.40

Income From Investment Operations

Net investment (loss)(a)(b)	(.05)		(.12)	(.04)	(.00	)(c)	(.04)	(.10)

Net realized and unrealized gain on investment and foreign currency transactions	1.00		3.15	.42	.69		1.26	.98

Contributions from Affiliates	– 0	–	.00 (c)	.00 (c)	– 0	–	.00 (c)	– 0	–

Net increase in net asset value from operations	.95		3.03	.38	.69		1.22	.88

Less: Distributions

Distributions from net realized gain on investment transactions	(1.74)		(.59)	(.44)	(1.01)		(.64)	– 0	–

Net asset value, end of period	$ 14.13		$ 14.92	$ 12.48	$ 12.54		$ 12.86	$ 12.28

Total Return

Total investment return based on net asset value(d)*	6.50%		24.80%	3.11%	5.93%		10.10%	7.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14		$15	$12	$13		$13	$12

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.65	%^	1.83%	1.92%	1.92%		1.90%	2.14%

Expenses, before waivers/reimbursements(e)(f)‡	1.66	%^	1.85%	1.96%	2.05%		2.05%	2.23%

Net investment loss(b)	(.63	)%^	(.86)%	(.31)%	(.02)%		(.32)%	(.83)%

Portfolio turnover rate (excluding securities sold short)	80%		181%	191%	253%		291%	295%

Portfolio turnover rate (including securities sold short)	80%		181%	207%	266%		346%	528%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.04%		.07%	.08%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2021 (unaudited)	Year Ended June 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 15.33	$ 12.78	$ 12.81	$ 13.09	$ 12.45	$ 11.52

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	(.09)	.00	(c)	.04	.00	(c)	(.06)

Net realized and unrealized gain on investment and foreign currency transactions	1.02	3.23	.44	.69	1.28	.99

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase in net asset value from operations	.98	3.14	.44	.73	1.28	.93

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.03)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.74)	(.59)	(.44)	(1.01)	(.64)	– 0	–

Total dividends and distributions	(1.74)	(.59)	(.47)	(1.01)	(.64)	– 0	–

Net asset value, end of period	$ 14.57	$ 15.33	$ 12.78	$ 12.81	$ 13.09	$ 12.45

Total Return

Total investment return based on net asset value(d)*	6.52%	25.17%	3.37%	6.22%	10.46%	8.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,702	$38,385	$16,674	$18,422	$13,299	$11,749

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.56	%^	1.60%	1.62%	1.61%	1.58%	1.82%

Expenses, before waivers/reimbursements(e)(f)‡	1.58	%^	1.62%	1.66%	1.65%	1.64%	1.90%

Net investment income (loss)(b)	(.53	)%^	(.64)%	.01%	.31%	.01%	(.49)%

Portfolio turnover rate (excluding securities sold short)	80%	181%	191%	253%	291%	295%

Portfolio turnover rate (including securities sold short)	80%	181%	207%	266%	346%	528%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%	.04%	.04%	.07%	.08%

See footnote summary on page 48.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude non- operating expenses:

	Six Months Ended December 31, 2021 (unaudited)		Year Ended June 30,
			2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	1.83	%^	1.85%	1.86%	1.85%	1.83%	1.94%
Before waivers/reimbursements	1.85	%^	1.88%	1.89%	1.89%	1.88%	2.01%
Class C
Net of waivers/reimbursements	2.58	%^	2.60%	2.60%	2.60%	2.58%	2.69%
Before waivers/reimbursements	2.60	%^	2.63%	2.64%	2.64%	2.64%	2.76%
Advisor Class
Net of waivers/reimbursements	1.58	%^	1.60%	1.61%	1.61%	1.58%	1.68%
Before waivers/reimbursements	1.60	%^	1.63%	1.64%	1.64%	1.64%	1.76%
Class R
Net of waivers/reimbursements	2.13	%^	2.13%	2.11%	2.12%	2.09%	2.28%
Before waivers/reimbursements	2.21	%^	2.18%	2.15%	2.29%	2.33%	2.40%
Class K
Net of waivers/reimbursements	1.65	%^	1.83%	1.87%	1.86%	1.84%	1.98%
Before waivers/reimbursements	1.66	%^	1.85%	1.91%	2.00%	2.00%	2.08%
Class I
Net of waivers/reimbursements	1.56	%^	1.60%	1.57%	1.55%	1.53%	1.64%
Before waivers/reimbursements	1.57	%^	1.62%	1.61%	1.59%	1.59%	1.72%

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2021 and the years ended June 30, 2021, June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017, such waiver amounted to .02% (annualized), .03%, .04%, .03%, .06% and .07%, respectively.

(g)	Less than 0.005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended June 30, 2020 by .03%.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 49

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers

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receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

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sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 55

advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

56 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 57

NOTES

58 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 59

NOTES

60 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SULS-0152-1221

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	February 25, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 25, 2022